UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-4989

Exact name of registrant as specified in charter:
Voyageur Mutual Funds II

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Item 1.  Reports to Stockholders

The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the DELAWARE TAX-FREE COLORADO FUND of the Registrant, information on which is included in the following shareholder reports


Annual Report                                     Delaware
                                                  Tax-Free Arizona Insured Fund

                                                  Delaware
                                                  Tax-Free California Fund

                                                  Delaware
                                                  Tax-Free Colorado Fund

                                                  Delaware
                                                  Tax-Free Idaho Fund

                                                  August 31, 2006










                                                  Fixed income mutual funds






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents

> Portfolio management review .................................................1

> Performance summaries .......................................................6

> Disclosure of Fund expenses ................................................14

> Sector allocations and credit rating breakdowns ............................16

> Statements of net assets ...................................................18

> Statements of operations ...................................................33

> Statements of changes in net assets ........................................34

> Financial highlights .......................................................36

> Notes to financial statements ..............................................48

> Report of independent registered public accounting firm ....................55

> Other Fund information .....................................................56

> Board of trustees/directors and officers addendum ..........................59

> About the organization .....................................................61










    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Western States Funds

August 31, 2006


Joseph R. Baxter

Robert F. Collins

Co-managers of the funds

The managers of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund provided the answers to the questions below as a review of the Funds' activities for the fiscal year ended August 31, 2006.

Q: What was the investment environment for the Delaware Investments municipal bond mutual funds during the fiscal year ended August 31, 2006?

A: Higher gasoline prices, rising short-term interest rates, and ongoing uneasiness about changes in the housing market generally caused concerns in the capital markets and weighed on many investors' outlook for the U.S. economy during our fiscal year. However, the U.S. economy continued its expansion throughout the year, recovering somewhat from a period of slower growth that occurred just after the August and September 2005 hurricanes. Property and casualty insurers held steady, providing a solid source of capital for the tax-exempt debt arena as the year progressed. To summarize, we generally viewed the national-level, municipal bond market to be sound over the fiscal year, despite challenges.

During most of the fiscal year, the U.S. Federal Reserve (the Fed) continued to raise interest rates. After gradually moving the target for the Fed funds rate from 3.50% to 5.25%, the Fed finally paused a long string of increases at its August 2006 meeting. A key tool in the Fed's monetary policy, the Fed funds rate reflects the percentage of interest that banks charge to lend money to each other overnight. Through the rate increases, the Fed endeavored to moderate the pace of economic activity and head off inflation.

Earlier in 2006, the interest rate environment was such that the Treasury yield curve began to flatten, which means that the difference between short- and long-term bond yields grew smaller across the spectrum of maturities. This "flattening" was generally present throughout the second half of the fiscal year. In this type of environment, bonds with intermediate maturities - those in the three- to seven-year range - tend to underperform.

Low interest rates provided many issuers with refinancing opportunities early in the fiscal year, but new bond issuance dropped off significantly beginning in 2006 because more and more municipal issuers had already taken the opportunity to refinance bonds. For instance, through August, the pace of new issuance year-to-date had retreated 15% versus the same period one year earlier (source:
Thomson Financial).

Q: What other market-related events influenced performance of the funds?

A: Credit quality among bond issuers remained strong or improved during the fiscal year, generally contributing to demand for lower-rated securities.

In the fiscal period's later stages, we saw more bonds coming to market that we believed to be of increased risk. Also of note, non-traditional buyers (those more interested in the relative valuation of the asset class than the tax-advantaged status of municipal bonds) continued to make their presence felt. These changes influenced trading patterns in the market and presented a new challenge to both mutual fund managers and individual investors.

Q: How did the market environment affect your approach to municipal bond investing at large?

A: In the interest rate environment that prevailed, our approach to municipal-bond markets at times dictated that we retain current holdings and ultimately our strategy resulted in limited transactions. During much of the year, we preferred to seek to achieve our objective by holding legacy bonds - securities purchased in prior fiscal periods - and by depending on the attractive bond yields that already existed within our portfolio of investments.

Generally speaking, it became increasingly difficult in the prevailing interest rate environment to identify bonds in the market that were more attractive than the holdings in our portfolio. Frequently during the year, we opted to


                                                               (continues)     1

Portfolio management review


Delaware Western States Funds


focus our resources on monitoring the credit of legacy bonds.

Overall, we followed our bottom-up investment style, which is based on security-by-security analysis and a free exchange of information among the various members of a deep team that includes portfolio managers, credit analysts, and traders.

During the 12-month period ending June 30, 2006, national issuance of municipal bonds decreased 14.6% due to rising interest rates. By comparison, municipal bond issuance decreased 28.3% in Arizona, 8.0% in California, and 20.8% in Colorado during the same period. Idaho's municipal bond issuance actually increased 9.3% for the period (source: The Bond Buyer).

Delaware Tax-Free Arizona Insured Fund

Q: What conditions prevailed in the Arizona debt market?

A: Arizona has one of the fastest-growing, most dynamic economies in the nation. The state has a competitive business climate and tax structure, a skilled, knowledge-based workforce, and cultural and scenic resources. Job growth in Arizona continued to accelerate in 2006 and ranked second nationwide. As of July 2006, the state's unemployment rate of 4.7% was only slightly below the national unemployment rate of 4.8% (source: U.S. Department of Labor).

For the first nine months of the State's fiscal 2006, tax revenues in Arizona increased 17.3%, led by very strong personal and sales tax (source: Nelson A. Rockefeller State Revenue Report #64). Arizona's fiscal year 2007 General Fund Budget totals $10.09 billion and increases base spending by about 7.7%. The three main spending priorities include public safety, education, and health care.

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Arizona Insured Fund returned 2.31% at net asset value and -2.26% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper Arizona Municipal Debt Funds Average, returned 2.79% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Arizona Insured Fund, please see the table on page 6.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues and brought that sector weighting down further yet in Delaware Tax-Free Arizona Insured Fund. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

The Fund's allocation to insured bonds rose slightly from the beginning to end of the fiscal year. Exposure to bonds of BBB rating moved somewhat higher while the allocation to bonds rated A moved lower.

The Fund's performance was aided by positions in zero coupon bonds during the year. To the downside, our performance was impeded by a housing bond issue that was called by the issuer.

Delaware Tax-Free California Fund

Q: What conditions prevailed in the California debt market?

A: California's economic recovery strengthened in 2005 and appears to be continuing in 2006. Private sector job growth and personal income growth both appear to have moderately outpaced the nation as a whole over the past year (source: Nelson A. Rockefeller State Revenue Report #64). As of July 2006, the state's unemployment rate matched the national rate of 4.8% (source: U.S. Department of Labor).

For the first nine months of the State's fiscal 2006, tax revenues were up 5.4% in California (source: Nelson A. Rockefeller State Revenue Report #64). The State's General Fund balance is projected to decline to $2.2 billion by the close of the 2006-2007 budget year due to revenue shortfalls. The Budget includes a $4.98 billion general-fund spending increase for Proposition 98 education programs compared to the originally enacted 2006 budget, no significant budget cuts in other areas, and no tax increases or deficit borrowing. Together with the proposed 2006-2007 budget, Governor Schwarzenegger has proposed a $222 billion, 10-year funding plan to improve state infrastructure. On May 5, 2006, the California Legislature approved the largest public works bond package in the state's history - four bonds totaling $37.3 billion to improve the state's roads, schools, and levees, and to provide affordable housing. The bonds will be put on the November 2006 ballot for voter approval (source: www.californiaprogressreport.com).

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free California Fund returned 3.24% at net asset value and -1.40% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper California Municipal Debt Funds Average, returned 2.80% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free California Fund, please see the table on page 8.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

While the portfolio of investments in Delaware Tax-Free California Fund generally remained of high credit quality, the average credit rating in the Fund did come down over the course of the fiscal year from AA to A. This was


                                                               (continues)     3

Portfolio management review


Delaware Western States Funds


due in part to our focus at times on tax-increment financing securities (TIFS), which constituted 13% of Fund net assets at fiscal year end. TIFS seek to capture the additional property taxes generated by private development projects to finance public development costs. We have focused our research efforts regarding TIFS in California's stronger, more metropolitan locations.

Delaware Tax-Free Colorado Fund

Q: What conditions prevailed in the Colorado debt market?

A: After experiencing a sharper economic downturn than the nation in recent years, Colorado is now recovering at a healthy pace. During the fiscal period, job growth was above national levels of 1.5% (source: Nelson A. Rockefeller State Revenue Report #64). This is largely attributable to growth in construction, healthcare, and education. As of July 2006, the state's unemployment rate of 4.7% was only slightly below the national unemployment rate of 4.8% (source: U.S. Department of Labor).

For the first nine months of the State's fiscal 2006, tax revenues in Colorado increased 8.4% (source: Nelson A. Rockefeller State Revenue Report #64). Voter initiatives, such as the Taxpayer Bill of Rights, have limited Colorado's financial flexibility. In November, Referendum C was approved by Colorado voters. This allows the state to retain tax revenue collected in excess of the fiscal year's budget for the next five years, estimated to be $3.7 billion. Governor Owens 2006-07 budget highlights include increased higher education and human services spending.

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Colorado Fund returned 3.03% at net asset value and -1.63% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper Colorado Municipal Debt Funds Average, returned 3.01% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Colorado Fund, please see the table on page 10.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential. The Fund's duration profile at fiscal year end was near the lower end of our intended range, a consideration that we were monitoring. Should the market move toward favoring longer-term securities, we might be inclined to extend Fund duration intentionally.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

During the year, positive total return performance was gained through our limited exposure to lower-rated debt. The Fund's allocation to bonds rated BBB increased slightly. Fund performance was impeded by our exposure to Puerto Rico, due to a weakened financial condition that we believe has been addressed.

Delaware Tax-Free Idaho Fund

Q: What conditions prevailed in the Idaho debt market?

A: Idaho's economy has expanded and diversified in recent years, benefiting from population growth and low business costs. State employment growth has been above national levels since 1990 (source: Nelson A. Rockefeller State Revenue Report #64). As of July 2006, the state's unemployment rate of 3.6% was well below the national unemployment rate of 4.8% (source: U.S. Department of Labor).

For the first nine months of the State's fiscal 2006, tax revenues in Idaho increased 3.2% despite a 5% decline in sales tax revenues (source: Nelson A. Rockefeller State Revenue Report #64). The state's General Fund ended fiscal 2005 at $573 million. Idaho's Budget Stabilization Fund is expected to total $108 million at fiscal 2006 year end. Idaho's fiscal year 2007 General Fund budget totals $2.3 billion and increases base spending by about 5%, with much of the growth attributable to education spending (source: Moody's).

Q: How did the Fund perform versus its benchmark index and peer group?

A: Delaware Tax-Free Idaho Fund returned 2.40% at net asset value and -2.22% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended August 31, 2006. The Fund's performance benchmark, the Lehman Brothers Municipal Bond Index, returned 3.03%. Its peer group, as measured by the Lipper Other States Municipal Debt Funds Average, returned 3.01% (source: Lipper). For the complete, annualized performance of Delaware Tax-Free Idaho Fund, please see the table on page 12.

Q: What strategies affected Fund performance?

A: Despite a high level of refinancing activity in the market, we believed that many of the Fund's legacy bonds would not be called, and decided to hold them for their relatively attractive yields.

This strategy had the effect of shortening the Fund's average duration, which is a measure of a bond or a bond fund's sensitivity to changes in interest rates. Longer duration values indicate greater interest rate sensitivity, and shorter durations generally limit a bond fund's volatility and total return potential.

In keeping with our long-term commitment to holding a high-quality portfolio of investments, we again generally avoided the tobacco industry bonds that have so greatly influenced performance in our markets in recent years, as we believe the sector has an elevated risk for litigation. We also remained underweighted versus the benchmark index in bonds backed by airline corporation revenues. Both stances generally were not beneficial when comparing Fund performance to the benchmark and many of our peer funds, as the airline and tobacco industries did perform well on a total return basis.

During the 12-month span, it seemed that investors tended to seek the added yield and total return potential of lower-quality bonds, and thus securities with ratings further down the credit spectrum generally outperformed. At times, the margin of outperformance between two adjacent credit ratings was significant.

Delaware Tax-Free Idaho Fund's exposure to bonds rated A decreased as a percentage of net assets during the fiscal year, while representation by bonds of BBB quality increased. It was in the lower rungs of the credit ladder that superior market performances could be found, as investors favored bonds possessing the added total return potential found there.

As of August 31, 2006, a significant portion of the Fund's net assets were dedicated to securities that financed educational facilities. Territorial general obligation bonds constituted the Fund's largest sector weighting as of fiscal year end, but higher education and school district bonds were the next two largest allocations by project type.

Performance summary


Delaware Tax-Free Arizona Insured Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates can rise and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted below. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Arizona Insured Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 4/1/91)
Excluding sales charge             +2.31%      +4.55%      +5.33%       +6.21%
Including sales charge             -2.26%      +3.59%      +4.84%       +5.89%
________________________________________________________________________________

Class B (Est. 3/10/95)
Excluding sales charge             +1.54%      +3.78%      +4.69%       +5.08%
Including sales charge             -2.38%      +3.53%      +4.69%       +5.08%
________________________________________________________________________________

Class C (Est. 5/26/94)
Excluding sales charge             +1.63%      +3.78%      +4.55%       +4.85%
Including sales charge             +0.64%      +3.78%      +4.55%       +4.85%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sale charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Insured Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$156 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

84

________________________________________________________________________________

Fund start date
________________________________________________________________________________

April 1, 1991

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            VAZIX                        928916204
Class B                            DVABX                        928928639
Class C                            DVACX                        928916501


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                               (continues)     7

Performance summary


Delaware Tax-Free California Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, can be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted below. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free California Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 3/2/95)
Excluding sales charge             +3.24%      +5.49%      +6.30%       +6.47%
Including sales charge             -1.40%      +4.51%      +5.81%       +6.04%
________________________________________________________________________________

Class B (Est. 8/23/95)
Excluding sales charge             +2.46%      +4.68%      +5.70%       +6.05%
Including sales charge             -1.51%      +4.43%      +5.70%       +6.05%
________________________________________________________________________________

Class C (Est. 4/9/96)
Excluding sales charge             +2.56%      +4.69%      +5.52%       +5.63%
Including sales charge             +1.56%      +4.69%      +5.52%       +5.63%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$104 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

82

________________________________________________________________________________

Fund start date
________________________________________________________________________________

March 2, 1995

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            DVTAX                        928928829
Class B                            DVTFX                        928928811
Class C                            DVFTX                        928928795


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                               (continues)     9

Performance summary


Delaware Tax-Free Colorado Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, can be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted below. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Colorado Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 4/23/87)
Excluding sales charge             +3.03%      +4.58%      +5.44%       +6.69%
Including sales charge             -1.63%      +3.63%      +4.95%       +6.44%
________________________________________________________________________________

Class B (Est. 3/22/95)
Excluding sales charge             +2.35%      +3.82%      +4.79%       +5.12%
Including sales charge             -1.59%      +3.56%      +4.79%       +5.12%
________________________________________________________________________________

Class C (Est. 5/6/94)
Excluding sales charge             +2.34%      +3.83%      +4.65%       +4.93%
Including sales charge             +1.36%      +3.83%      +4.65%       +4.93%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Colorado Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Colorado state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$277 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

90

________________________________________________________________________________

Fund start date
________________________________________________________________________________

April 23, 1987

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College.

________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            VCTFX                        928920107
Class B                            DVBTX                        928928787
Class C                            DVCTX                        92907R101


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                              (continues)     11

Performance summary


Delaware Tax-Free Idaho Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, can be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted below. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Idaho Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through August 31, 2006            1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 1/4/95)
Excluding sales charge             +2.40%      +4.66%      +5.43%       +6.11%
Including sales charge             -2.22%      +3.70%      +4.94%       +5.69%
________________________________________________________________________________

Class B (Est. 3/16/95)
Excluding sales charge             +1.64%      +3.87%      +4.81%       +5.13%
Including sales charge             -2.29%      +3.61%      +4.81%       +5.13%
________________________________________________________________________________

Class C (Est. 1/11/95)
Excluding sales charge             +1.56%      +3.89%      +4.64%       +5.26%
Including sales charge             +0.57%      +3.89%      +4.64%       +5.26%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Fund basics

As of August 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks as high a level of current income exempt from federal income tax and from the Idaho state personal income tax, as is consistent with preservation of capital.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$84 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

78

________________________________________________________________________________

Fund start date
________________________________________________________________________________

January 4, 1995

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Joseph R. Baxter joined Delaware Investments in 1999. He heads the firm's municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Formerly, he held investment positions with First Union. He received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, joined Delaware Investments in 2004. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Formerly, he spent five years as a co-manager of the municipal portfolio management group, where he oversaw the tax-exempt investments of high net worth and institutional accounts. He earned a bachelor's degree in economics from Ursinus College


________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            VIDAX                        928928704
Class B                            DVTIX                        928928746
Class C                            DVICX                        928928803


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

Chart assumes $10,000 invested on August 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period March 1, 2006 to August 31, 2006


As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 to August 31, 2006.

Actual Expenses

The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Tax-Free Arizona Insured Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,016.60       0.75%           $3.81
Class B                 1,000.00         1,012.80       1.50%            7.61
Class C                 1,000.00         1,012.70       1.50%            7.61
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,021.42       0.75%           $3.82
Class B                 1,000.00         1,017.64       1.50%            7.63
Class C                 1,000.00         1,017.64       1.50%            7.63
________________________________________________________________________________

Delaware Tax-Free California Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,020.40       0.88%           $4.48
Class B                 1,000.00         1,016.50       1.63%            8.28
Class C                 1,000.00         1,017.40       1.63%            8.29
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.77       0.88%           $4.48
Class B                 1,000.00         1,016.99       1.63%            8.29
Class C                 1,000.00         1,016.99       1.63%            8.29
________________________________________________________________________________

Delaware Tax-Free Colorado Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,018.90       0.93%           $4.73
Class B                 1,000.00         1,015.10       1.68%            8.53
Class C                 1,000.00         1,015.00       1.68%            8.53
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.52       0.93%           $4.74
Class B                 1,000.00         1,016.74       1.68%            8.54
Class C                 1,000.00         1,016.74       1.68%            8.54
________________________________________________________________________________

Delaware Tax-Free Idaho Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        3/1/06 to
                        3/1/06           8/31/06        Ratio          8/31/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00        $1,016.50       0.85%           $4.32
Class B                 1,000.00         1,011.80       1.60%            8.11
Class C                 1,000.00         1,011.80       1.60%            8.11
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,020.92       0.85%           $4.33
Class B                 1,000.00         1,017.14       1.60%            8.13
Class C                 1,000.00         1,017.14       1.60%            8.13
________________________________________________________________________________

Sector allocations and credit rating breakdowns


As of August 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


Delaware Tax-Free Arizona Insured Fund


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       97.95%

Corporate-Backed Revenue Bonds                                         3.99%

Education Revenue Bonds                                                9.48%

Electric Revenue Bonds                                                 5.41%

Escrowed to Maturity Bonds                                             0.53%

Health Care Revenue Bonds                                              8.71%

Housing Revenue Bonds                                                  2.68%

Lease Revenue Bonds                                                   12.77%

Local General Obligation Bonds                                         4.61%

Pre-Refunded Bonds                                                    22.99%

Special Tax Bonds                                                      5.14%

State General Obligation Bonds                                         4.12%

Transportation Revenue Bonds                                          12.04%

Water & Sewer Revenue Bonds                                            5.48%
________________________________________________________________________________

Short-Term Investments                                                 1.24%

Money Market Instruments                                               0.60%

Variable Rate Demand Notes                                             0.64%
________________________________________________________________________________

Total Market Value of Securities                                      99.19%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.81%
________________________________________________________________________________

Total Net Assets                                                      100.00%
________________________________________________________________________________


Credit Rating Breakdown                                             Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   81.66%

AA                                                                     4.68%

A                                                                      3.95%

BBB                                                                    8.38%

Not Rated                                                              1.33%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


Delaware Tax-Free California Fund


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       96.99%

Education Revenue Bonds                                               12.41%

Electric Revenue Bonds                                                 2.08%

Health Care Revenue Bonds                                              9.92%

Housing Revenue Bonds                                                  5.92%

Lease Revenue Bonds                                                    6.66%

Local General Obligation Bonds                                        17.64%

Pre-Refunded Bonds                                                     9.51%

Resource Recovery Revenue Bonds                                        4.04%

Special Tax Bonds                                                      5.07%

State General Obligation Bonds                                         7.32%

Transportation Revenue Bonds                                           9.27%

Water & Sewer Revenue Bonds                                            7.15%
________________________________________________________________________________

Short-Term Investments                                                 0.67%
________________________________________________________________________________

Total Market Value of Securities                                      97.66%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        2.34%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                             Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   47.82%

AA                                                                     8.77%

A                                                                     22.51%

BBB                                                                   12.77%

Not Rated                                                              8.13%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Sector designations may be different than the sector designations presented in other Fund materials.


Delaware Tax-Free Colorado Fund


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       98.85%

Education Revenue Bonds                                               17.65%

Electric Revenue Bonds                                                 2.24%

Escrowed to Maturity Bonds                                             2.27%

Health Care Revenue Bonds                                             11.94%

Housing Revenue Bonds                                                  6.37%

Lease Revenue Bonds                                                    5.28%

Local General Obligation Bonds                                        20.72%

Pre-Refunded Bonds                                                    14.58%

Special Tax Bonds                                                      2.28%

State General Obligation Bonds                                         3.60%

Transportation Revenue Bonds                                          10.79%

Water & Sewer Revenue Bonds                                            1.13%
________________________________________________________________________________

Short-Term Investments                                                 0.00%
________________________________________________________________________________

Total Market Value of Securities                                      98.85%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        1.15%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                             Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   45.32%

AA                                                                    21.83%

A                                                                      9.37%

BBB                                                                   14.59%

B                                                                      0.72%

Not Rated                                                              8.17%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________


Delaware Tax-Free Idaho Fund


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Municipal Bonds                                                       99.05%

Corporate-Backed Revenue Bonds                                         7.57%

Education Revenue Bonds                                               14.73%

Electric Revenue Bonds                                                 1.87%

Escrowed to Maturity Bonds                                             2.23%

Health Care Revenue Bonds                                              5.64%

Housing Revenue Bonds                                                  9.37%

Lease Revenue Bonds                                                    8.05%

Local General Obligation Bonds                                        24.50%

Pre-Refunded Bonds                                                     4.98%

Special Tax Bonds                                                      2.87%

State General Obligation Bonds                                         6.58%

Transportation Revenue Bonds                                           7.62%

Water & Sewer Revenue Bonds                                            3.04%
________________________________________________________________________________

Short-Term Investments                                                 0.52%
________________________________________________________________________________

Total Market Value of Securities                                      99.57%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.43%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit Rating Breakdown                                             Percentage
(as a % of fixed income investments)                               of Net Assets
________________________________________________________________________________

AAA                                                                   53.23%

AA                                                                     4.78%

A                                                                      8.22%

BBB                                                                   26.40%

BB                                                                     3.14%

Not Rated                                                              4.23%
________________________________________________________________________________

Total                                                                100.00%
________________________________________________________________________________

Statements of net assets


Delaware Tax-Free Arizona Insured Fund

August 31, 2006

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds - 97.95%
_______________________________________________________________________________

Corporate-Backed Revenue Bonds - 3.99%
     Maricopa County Pollution
          Control (Palo Verde Project)
          Series A 5.05% 5/1/29
          (AMBAC)                                 $6,000,000        $ 6,219,120
                                                                    ___________

                                                                      6,219,120
                                                                    ___________

Education Revenue Bonds - 9.48%
     Arizona Board of Regents
          (Northern Arizona University)
          5.00% 6/1/34 (FGIC)                      1,000,000          1,033,970
          5.50% 6/1/34 (FGIC)                      1,250,000          1,363,800
     Arizona State Board of Regents
          Certificates of Participation
          (University of Arizona Main
          Campus) Series 2000 A-1
          5.125% 6/1/25 (AMBAC)                    1,250,000          1,308,563
     Arizona State University
          Certificates of Participation
          (Research Infrastructure Project)
          5.00% 9/1/30 (AMBAC)                     3,000,000          3,127,470
     Glendale Industrial Development
          Authority Revenue
          (Midwestern University)
          Series A 5.875% 5/15/31                  1,000,000          1,067,730
     Mohave County Community
          College District Revenue (State
          Board of Directors)
          6.00% 3/1/20 (MBIA)                      1,000,000          1,074,590
     Northern Arizona University
          Certificates of Participation
          (Northern Arizona University
          Research Project)
          5.00% 9/1/30 (AMBAC)                     1,500,000          1,571,400
     South Campus Group Student
          Housing Revenue (Arizona
          State University South Campus
          Project) 5.625% 9/1/35 (MBIA)            1,000,000          1,091,220
     Tucson Industrial Development
          Authority (University of
          Arizona - Marshall Foundation)
          Series B
          5.00% 7/15/27 (AMBAC)                    1,000,000          1,038,300
     University of Arizona Certificates
          of Participation (University of
          Arizona Project)
          Series A 5.125% 6/1/21
          (AMBAC)                                  1,000,000          1,056,690
          Series B 5.125% 6/1/22
          (AMBAC)                                  1,000,000          1,056,690
                                                                    ___________

                                                                     14,790,423
                                                                    ___________

Electric Revenue Bonds - 5.41%
     Energy Management Services
          (Arizona State University -
          Main Campus)
          5.25% 7/1/17 (MBIA)                      1,500,000          1,610,730
     Puerto Rico Electric Power
          Authority Revenue
          Series NN 5.00% 7/1/32
          (MBIA)                                   2,500,000          2,610,800
          Series OO 5.00% 7/1/13
          (CIFG)                                   1,500,000          1,619,070
     Salt River Project Agricultural
          Improvement & Power District
          Electric System Revenue (Salt
          River Project)
          Series A 5.00% 1/1/31                      500,000            519,615
          Series B 5.00% 1/1/31 (MBIA)             2,000,000          2,078,460
                                                                    ___________

                                                                      8,438,675
                                                                    ___________

Escrowed to Maturity Bonds - 0.53%
     Maricopa County School District
          #14 (Creighton School
          Improvement Project of 1990)
          Series C 6.50% 7/1/08 (FGIC)               455,000            478,719
     Phoenix Street & Highway Revenue
          6.50% 7/1/09 (AMBAC)                       350,000            354,305
                                                                    ___________

                                                                        833,024
                                                                    ___________

Health Care Revenue Bonds - 8.71%
     Glendale Industrial Development
          Authority Hospital Revenue
          5.00% 12/1/35                            1,000,000          1,013,680
     Maricopa County Industrial
          Development Authority
          Revenue
          (Catholic Healthcare West)
          Series A 5.50% 7/1/26                    1,000,000          1,068,400
          (Mayo Clinic)
          5.00% 11/15/36                           1,000,000          1,041,700
          (Senior Living Healthcare)
          5.00% 8/20/35 (GNMA)                     1,000,000          1,032,350
     Mohave County Industrial
          Development Authority
          (Chris Ridge & Silver)
          6.375% 11/1/31 (GNMA)                      185,000            190,842
     Phoenix Industrial Development
          Authority Hospital Revenue
          (John C. Lincoln Health)
          Series B 5.75% 12/1/16
          (Connie Lee)                             4,110,000          4,283,525
     University Medical Center Hospital
          Revenue
          5.00% 7/1/24                               800,000            818,424
          5.00% 7/1/35                             2,000,000          2,032,720

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Health Care Revenue Bonds (continued)
     Yavapai County Industrial
          Development Authority
          Revenue (Yavapai Regional
          Medical Center) Series A
          5.25% 8/1/21 (RADIAN)                   $2,000,000        $ 2,110,720
                                                                    ___________

                                                                     13,592,361
                                                                    ___________

Housing Revenue Bonds - 2.68%
     Phoenix Industrial Development
          Authority Multifamily Housing
          Revenue (Ventana Palms
          Apartments) Series A
          6.15% 10/1/29 (MBIA)                       510,000            538,229
          6.20% 10/1/34 (MBIA)                       940,000            992,245
     Pima County Industrial
          Development Authority Single
          Family Housing Revenue
          Series A-1 6.125% 11/1/33
          (GNMA) (FNMA) (FHLMC) (AMT)                 25,000             25,330
          Series B-1 6.10% 5/1/31
          (GNMA) (AMT)                                80,000             81,034
     Yuma Industrial Development
          Authority Multifamily Revenue
          Series A 6.10% 9/20/19
          (GNMA) (AMT)                             2,340,000          2,543,088
                                                                    ___________

                                                                      4,179,926
                                                                    ___________

Lease Revenue Bonds - 12.77%
     Arizona School Facilities Board
          Certificates of Participation
          Series A 5.00% 9/1/18 (FGIC)             1,000,000          1,067,040
     Greater Arizona Development
          Authority Infrastructure
          Revenue Series A
          5.00% 8/1/22 (MBIA)                        500,000            532,350
     Marana Municipal Property
          Corporation Municipal
          Facilities Revenue
          5.00% 7/1/28 (AMBAC)                       575,000            599,098
     Maricopa County Industrial
          Development Authority
          Correctional Contract Facilities
          Revenue
          (Phoenix West Prison)
          5.375% 7/1/22 (ACA)                      1,000,000          1,042,310
     Phoenix Industrial Development
          Authority Government Office
          Lease Revenue
          (Capitol Mall, LLC II Project)
          5.00% 9/15/28 (AMBAC)                    4,000,000          4,135,640
     Pinal County Certificates of
          Participation
          5.00% 12/1/29                            1,300,000          1,337,518
          5.125% 6/1/21 (AMBAC)                    4,675,000          4,936,847
     Puerto Rico Public Buildings
          Authority Revenue (Guaranteed
          Government Facilities)
          Series D 5.25% 7/1/27                      470,000            488,245
          Series D 5.25% 7/1/36                      270,000            279,083
          Series I 5.25% 7/1/33                      500,000            522,310
     Salt River Project Arizona
          Agricultural Improvement &
          Power District Certificates of
          Participation
          5.00% 12/1/18 (MBIA)                     2,500,000          2,650,350
     University of Arizona Certificates
          of Participation Series B
          5.00% 6/1/31 (AMBAC)                     2,250,000          2,331,270
                                                                    ___________

                                                                     19,922,061
                                                                    ___________

Local General Obligation Bonds - 4.61%
     Cochise County Unified School
          District #68
          7.50% 7/1/10 (FGIC)                      1,000,000          1,136,490
     DC Ranch Community Facilities
          5.00% 7/15/27 (AMBAC)                    1,000,000          1,045,760
     Maricopa County School District #14
          (Creighton School Improvement
          Project of 1990) Series C
          6.50% 7/1/08 (FGIC)                        545,000            573,209
     Maricopa County School District #38
          (Madison Elementary)
          5.00% 7/1/14 (FSA)                       1,750,000          1,900,290
     Phoenix Variable Purpose Series B
     5.00% 7/1/27                                  2,435,000          2,531,524
                                                                    ___________

                                                                      7,187,273
                                                                    ___________

$ Pre-Refunded Bonds - 22.99%
     Arizona State Transportation
          Board Highway Revenue
          Series B 5.25% 7/1/22-12                 1,000,000          1,084,700
     Maricopa County School District #3
          (Tempe Elementary Project of
          1997) Series E
          5.70% 7/1/16-09 (FGIC)                   1,025,000          1,093,265
     Mesa Industrial Development
          Authority (Discovery Health
          Systems) Series A
          5.625% 1/1/29-10 (MBIA)                 10,000,000         10,704,299
     Phoenix Industrial Development
          Authority Lease Revenue
          (Capitol Mall LLC Project)
          5.50% 9/15/27-10 (AMBAC)                 5,000,000          5,356,999
     Puerto Rico Commonwealth
          Public Improvement Revenue
          5.125% 7/1/30-11 (FSA)                     770,000            822,160
          Series A 5.00% 7/1/27-12                 1,000,000          1,072,750
          Series A 5.125% 7/1/31-11                1,705,000          1,820,497


                                                              (continues)     19

Statements of net assets


Delaware Tax-Free Arizona Insured Fund


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

$ Pre-Refunded Bonds (continued)
     Puerto Rico Public Buildings
          Authority Revenue
          (Guaranteed Government
          Facilities) Series D
          5.25% 7/1/27-12                         $1,280,000        $ 1,384,218
          5.25% 7/1/36-12                            730,000            789,437
     Scottsdale Industrial Development
          Authority Hospital Revenue
          (Scottsdale Healthcare)
          5.70% 12/1/21-11                           500,000            551,615
     Sedona Partner Certificates of
          Participation 5.75% 7/1/16-09              500,000            533,690
     Southern Arizona Capital Facilities
          Finance (University of Arizona
          Project)
          5.10% 9/1/33-12 (MBIA)                   3,250,000          3,505,158
     Surprise Municipal Property Excise
          Tax Revenue
          5.70% 7/1/20-09 (FGIC)                   5,000,000          5,332,999
     University of Arizona Certificates
          of Participation (University of
          Arizona Parking & Student
          Housing)
          5.75% 6/1/19-09 (AMBAC)                  1,000,000          1,057,420
     Yuma Industrial Development
          Authority Hospital Revenue
          (Yuma Regional Medical Center)
          5.00% 8/1/31-11 (FSA)                      700,000            749,490
                                                                    ___________

                                                                     35,858,697
                                                                    ___________

Special Tax Bonds - 5.14%
     Arizona Tourism & Sports
          Authority Tax Revenue
          Multipurpose Stadium Facilities
          Series A
          5.00% 7/1/28 (MBIA)                      2,500,000          2,604,775
          5.00% 7/1/31 (MBIA)                      1,500,000          1,557,465
     Glendale Municipal Property
          Corporation Series A
          5.00% 7/1/33 (AMBAC)                     1,000,000          1,040,110
     Phoenix Civic Improvement
          Corporation Distribution
          Revenue (Civic Plaza) Series B
          5.50% 7/1/31 (FGIC)                      1,500,000          1,251,435
     San Luis Civic Improvement
          Corporation Municipal
          Facilities Excise Tax Revenue
          5.00% 7/1/38 (XLCA)                      1,500,000          1,563,525
                                                                    ___________

                                                                      8,017,310
                                                                    ___________

State General Obligation Bonds - 4.12%
     Puerto Rico Commonwealth
          Public Improvement
          Refunding Series A
          5.50% 7/1/19                             1,300,000          1,449,149
          Unrefunded Balance Series A
          5.125% 7/1/30 (FSA)                        480,000            503,064
          5.125% 7/1/31                            3,370,000          3,446,398
     Virgin Islands Public Finance
          Authority (Gross Receipts
          Taxes) 5.00% 10/1/31 (ACA)               1,000,000          1,022,980
                                                                    ___________

                                                                      6,421,591
                                                                    ___________

Transportation Revenue Bonds - 12.04%
     Arizona State Transportation
          Board Highway Revenue
          Series A 5.00% 7/1/23                    1,000,000          1,058,690
     Phoenix Civic Improvement
          Corporation Airport Revenue
          Series B
          5.25% 7/1/27 (FGIC) (AMT)                1,000,000          1,042,730
          5.25% 7/1/32 (FGIC) (AMT)               10,300,000         10,713,236
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue Series K
          5.00% 7/1/35                               750,000            767,430
     Tucson Airport Authority Senior
          Lien Series 2001
          5.35% 6/1/31 (AMBAC) (AMT)               5,000,000          5,194,300
                                                                    ___________

                                                                     18,776,386
                                                                    ___________

Water & Sewer Revenue Bonds - 5.48%
     Gilbert Water Revenue Municipal
          Property Corporation
          Wastewater System & Utility
          Revenue (Development
          Fee & Senior Lien)
          4.90% 4/1/19                             1,500,000          1,508,670
     Glendale Water & Sewer Revenue
          Senior Lien
          5.00% 7/1/28 (AMBAC)                     2,000,000          2,089,840
     Phoenix Civic Improvement
          Corporation Wastewater
          Systems Revenue Junior Lien
          5.00% 7/1/24 (FGIC)                      1,000,000          1,044,840
          5.00% 7/1/26 (FGIC)                      3,750,000          3,914,438
                                                                    ___________

                                                                      8,557,788
                                                                    ___________

Total Municipal Bonds

     (cost $145,216,575)                                            152,794,635
                                                                    ___________

                                                   Number             Market
                                                  of Shares           Value
_______________________________________________________________________________

Short-Term Investments - 1.24%
_______________________________________________________________________________

Money Market Instruments - 0.60%
     Federated Arizona Municipal
          Cash Trust                                 932,298       $    932,298
                                                                   ____________

                                                                        932,298
                                                                   ____________

                                                  Principal
                                                   Amount
~ Variable Rate Demand Notes - 0.64%
     Scottsdale Industrial Development
          Authority Hospital Revenue
          (Scottsdale Healthcare)
          Series C 3.40% 9/1/35 (FSA)             $1,000,000          1,000,000
                                                                   ____________

                                                                      1,000,000
                                                                   ____________

Total Short-Term Investments

     (cost $1,932,298)                                                1,932,298
                                                                      _________

Total Market Value of Securities - 99.19%

     (cost $147,148,873)                                            154,726,933

Receivables and Other Assets
     Net of Liabilities - 0.81%                                       1,270,914
                                                                      _________

Net Assets Applicable to 13,739,090
     Shares Outstanding - 100.00%                                  $155,997,847
                                                                   ____________

Net Asset Value - Delaware Tax-Free Arizona Insured
     Fund Class A ($131,468,052 / 11,580,954 Shares)                     $11.35
                                                                         ______
Net Asset Value - Delaware Tax-Free Arizona Insured
     Fund Class B ($16,412,648 / 1,444,741 Shares)                       $11.36
                                                                         ______
Net Asset Value - Delaware Tax-Free Arizona Insured
     Fund Class C ($8,117,147 / 713,395 Shares)                          $11.38
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $151,165,752
                                                                   ____________

Accumulated net realized loss on investments                         (2,745,965)
Net unrealized appreciation of investments                            7,578,060
                                                                   ____________

Total net assets                                                   $155,997,847
                                                                   ____________



~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."


Summary of Abbreviations:

ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - CDC IXIS Financial Guaranty
Connie Lee - Insured by the College Construction Insurance
     Association
FGIC - Insured by the Financial Guaranty Insurance Company FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Insurance

Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Arizona Insured Fund

Net asset value Class A (A)                              $11.35
Sales charge (4.50% of offering price) (B)                 0.53
                                                         ______

Offering price                                           $11.88
                                                         ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes


                                                              (continues)     21

Statements of net assets


Delaware Tax-Free California Fund

August 31, 2006


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds - 96.99%
_______________________________________________________________________________

Education Revenue Bonds - 12.41%
     California Educational Facilities
          Authority Revenue
          (University of the Pacific)
          5.25% 5/1/34                            $1,000,000        $ 1,052,960
          5.75% 11/1/30 (MBIA)                       310,000            332,828
          (Woodbury University)
          5.00% 1/1/36                             1,000,000          1,005,010
     California Municipal Finance
          Authority Educational Revenue
          (American Heritage Foundation
          Project) Series A 5.25% 6/1/36           1,000,000          1,017,870
     California Public Works Board Lease
          Revenue (Various Universities of
          California Projects)
          Series D 5.00% 5/1/30                    1,000,000          1,044,620
          Series F 5.00% 11/1/29                   1,000,000          1,038,990
     California State University
          Systemwide Revenue Series A
          5.25% 11/1/20 (FSA)                      1,000,000          1,087,280
     California Statewide Communities
          Development Authority Revenue
          (Viewpoint School Project)
          5.75% 10/1/33 (ACA)                      1,000,000          1,082,820
     California Statewide Communities
          Development Authority Student
          Housing Revenue
          (East Campus Apartments, LLC)
          Series A 5.625% 8/1/34 (ACA)             1,000,000          1,052,150
          (Irvine, LLC-UCI East)
          5.00% 5/15/38                            1,000,000          1,024,270
     San Diego County Certificates of
          Participation (University of San
          Diego) 5.375% 10/1/41                    1,000,000          1,036,700
     University of California Revenue
          5.00% 5/15/33 (FSA)                      2,000,000          2,094,220
                                                                    ___________

                                                                     12,869,718
                                                                    ___________

Electric Revenue Bonds - 2.08%
     Puerto Rico Electric Power
          Authority Revenue Series OO
          5.00% 7/1/13 (CIFG)                      2,000,000          2,158,760
                                                                    ___________

                                                                      2,158,760
                                                                    ___________

Health Care Revenue Bonds - 9.92%
     Abag Finance Authority of
          California (Nonprofit
          Corporations - San Diego
          Hospital Association)
          Series A 6.125% 8/15/20                  1,250,000          1,362,525
     California Health Facilities
          Financing Authority Revenue
          (Catholic Healthcare West)
          Series G 5.25% 7/1/23                    1,000,000          1,056,080
     California Health Facilities
          Financing Authority Revenue
          (Nevada - Methodist)
          5.00% 7/1/36                             1,075,000          1,114,238
          (The Episcopal Home) Series A
          5.30% 2/1/32 (RADIAN)                    2,000,000          2,075,000
     California Infrastructure &
          Economic Development Bank
          Revenue (Kaiser Hospital
          Associates I, LLC)
          Series A 5.55% 8/1/31                    1,000,000          1,058,790
     California Statewide Communities
          Development Authority Revenue
          (Health Facilities - Adventist
          Health) Series A 5.00% 3/1/35            2,000,000          2,053,360
          (Kaiser Permenante)
          5.25% 3/1/45                             1,500,000          1,567,890
                                                                    ___________

                                                                     10,287,883
                                                                    ___________

Housing Revenue Bonds - 5.92%
     California Statewide Communities
          Development Authority
          Multifamily Housing Revenue
          (Citrus Gardens Apartments)
          Series D1 5.375% 7/1/32                  1,800,000          1,856,124
          (Silver Ridge Apartments) Series
          H 5.80% 8/1/33 (FNMA) (AMT)              1,000,000          1,060,280
     Palm Springs Mobile Home Park
          Revenue (Sahara Mobile Home
          Park) Series A
          5.75% 5/15/37                            1,000,000          1,061,500
     Santa Clara County
          Multifamily Housing Authority
          Revenue (Rivertown
          Apartments Project) Series A
          5.85% 8/1/31 (AMT)                       1,000,000          1,058,570
     Ventura County Area
          Multifamily Housing Authority
          Revenue (Glen Oaks
          Apartments) Series A
          6.35% 7/20/34 (GNMA)                       996,000          1,099,146
                                                                    ___________

                                                                      6,135,620
                                                                    ___________

Lease Revenue Bonds - 6.66%
     California State Public Works Board
          Lease Revenue
          (Department of Corrections)
          Series A 5.00% 3/1/27 (AMBAC)            1,000,000          1,036,190
          Series C 5.25% 6/1/28                    1,500,000          1,581,645
          (Department of General
          Services - Butterfield)
          Series A 5.25% 6/1/30                    1,000,000          1,057,760

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Lease Revenue Bonds (continued)
     Franklin-McKinley School District
          Certificates of Participation
          (Financing Project)
          Series B 5.00% 9/1/27 (AMBAC)           $1,060,000        $ 1,106,725
     San Diego County Certificates of
          Participation
          5.75% 7/1/31 (MBIA)                      1,000,000          1,083,960
     San Juan Basin Authority (Ground
          Water Recovery Project)
          5.00% 12/1/34 (AMBAC)                    1,000,000          1,035,010
                                                                    ___________

                                                                      6,901,290
                                                                    ___________

Local General Obligation Bonds - 17.64%
     Commerce Joint Powers
          Financing Authority Revenue
          (Redevelopment Projects)
          Series A
          5.00% 8/1/28 (RADIAN)                    1,000,000          1,029,100
     Culver City Redevelopment Agency
          (Tax Allocation Redevelopment
          Project) Series A
          5.00% 11/1/25 (AMBAC)                    1,000,000          1,050,180
     Fairfield-Suisun Unified School
          District Election 2002
          5.50% 8/1/28 (MBIA)                        500,000            549,555
     Fremont Community Facilities
          District #1 (Special Tax Pacific
          Commons) 5.375% 9/1/36                   1,000,000          1,013,530
     La Quinta Redevelopment Agency
          (Tax Allocation Redevelopment
          Project Area #1) Series A
          5.10% 9/1/31 (AMBAC)                     2,000,000          2,095,960
     Lake Elsinore Public Financing
          Authority Tax Allocation Series
          A 5.50% 9/1/30                           1,000,000          1,029,780
     Lammersville School District Special
          Tax Community Facilities District
          #2002 (Mountain House)
          5.125% 9/1/35                              500,000            505,460
     Lawndale Elementary School
          District 5.00% 8/1/32 (FSA)              1,000,000          1,036,880
     Modesto Special Tax Community
          Facilities District #04-1 Village 2
          5.15% 9/1/36                             1,000,000          1,008,950
     Poway Redevelopment Agency
          Tax Allocation
          5.75% 6/15/33 (MBIA)                     1,400,000          1,530,844
     Poway Unified School District
          Community Facilities
          District #6 5.60% 9/1/33                 1,000,000          1,028,170
          District #14 5.25% 9/1/36                1,000,000          1,016,730
     Riverside County Redevelopment
          Agency Tax Allocation
          (Jurupa Valley Project)
          5.25% 10/1/35 (AMBAC)                    1,590,000          1,682,824
     Roseville Westpark Community
          Facilities District #1
          (Special Tax Public Facilities)
          5.25% 9/1/37                               500,000            510,335
     San Diego Unified School District
          5.00% 7/1/28 (FSA)                       2,000,000          2,146,260
     Sequoia Unified High School
          District Election 2001
          5.125% 7/1/31 (FSA)                      1,000,000          1,057,440
                                                                    ___________

                                                                     18,291,998
                                                                    ___________

$ Pre-Refunded Bonds - 9.51%
     California Educational Facilities
          Authority Revenue
          (Pepperdine University) Series A
          5.50% 8/1/32-09                          1,000,000          1,055,480
          (University of the Pacific)
          5.75% 11/1/30-10 (MBIA)                    690,000            750,844
     California State Department Water
          Reserve Power Supply Revenue
          Series A 5.375% 5/1/21-12                2,000,000          2,203,780
     Golden State Tobacco Securitization
          Corporation
          5.50% 6/1/43-13 (RADIAN)                 1,000,000          1,105,640
          5.625% 6/1/33-13                         1,000,000          1,113,040
     Oakland Industrial Revenue
          (Harrison Foundation) Series B
          6.00% 1/1/29-10 (AMBAC)                  1,300,000          1,403,675
     San Diego County Certificates of
          Participation (The Burnham
          Institute) 6.25% 9/1/29-09               1,000,000          1,085,550
     Southern California Logistics
          Airport Authority Tax Allocation
          (Southern California
          Logistics Airport Project)
          6.50% 12/1/31-11                         1,000,000          1,142,100
                                                                    ___________

                                                                      9,860,109
                                                                    ___________

Resource Recovery Revenue Bonds - 4.04%
     Salinas Valley Solid Waste Authority
          Revenue
          5.25% 8/1/27 (AMBAC) (AMT)               2,000,000          2,093,460
          5.25% 8/1/31 (AMBAC) (AMT)               2,000,000          2,089,220
                                                                    ___________

                                                                      4,182,680
                                                                    ___________

Special Tax Bonds - 5.07%
     Palm Drive Health Care
          District Parcel Tax Revenue
          5.25% 4/1/30                             2,000,000          2,096,320
     San Bernardino County Special Tax
          Community Facilities District
        # 2002-1 5.90% 9/1/33                      2,000,000          2,111,420


                                                              (continues)     23

Statements of net assets


Delaware Tax-Free California Fund


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Special Tax Bonds (continued)
     San Francisco Bay Area Rapid
          Transit District Sales Tax Revenue
          5.125% 7/1/36 (AMBAC)                   $1,000,000       $  1,045,810
                                                                   ____________

                                                                      5,253,550
                                                                   ____________

State General Obligation Bonds - 7.32%
     California State
          5.00% 2/1/26 (AMBAC)                     1,500,000          1,567,155
          5.00% 2/1/33                             1,000,000          1,033,430
          5.50% 11/1/33                            2,000,000          2,186,520
     California State Veterans Series B
          5.70% 12/1/32 (AMT)                        640,000            654,790
     Puerto Rico Government
          Development Bank Senior Notes
          Series B 5.00% 12/1/14                   1,000,000          1,064,340
     Puerto Rico Public Buildings
          Authority Revenue (Guaranteed
          Government Facility)
          Series I 5.50% 7/1/23                    1,000,000          1,084,220
                                                                   ____________

                                                                      7,590,455
                                                                   ____________

Transportation Revenue Bonds - 9.27%
     Bay Area Toll Authority Revenue
          Series K 5.00% 4/1/31                    1,000,000          1,054,870
     Port of Oakland Revenue
          Series K
          5.75% 11/1/29 (FGIC) (AMT)               1,000,000          1,058,200
          Series L
          5.375% 11/1/27 (FGIC) (AMT)              1,000,000          1,070,200
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue Series K
          5.00% 7/1/35                             1,750,000          1,790,670
          5.00% 7/1/45                             1,500,000          1,529,085
     Sacramento County Airport System
          Revenue Series A
          5.00% 7/1/32 (FSA)                       1,000,000          1,034,410
     San Diego Redevelopment Agency
          (Centre City Redevelopment
          Project) Series A
          6.40% 9/1/25                             1,000,000          1,049,940
     San Jose Airport Revenue Series A
          5.00% 3/1/31 (FGIC)                      1,000,000          1,027,750
                                                                   ____________

                                                                      9,615,125
                                                                   ____________

Water & Sewer Revenue Bonds - 7.15%
     Banning Utilities Authority Water
          Enterprise Revenue
          5.25% 11/1/35 (FGIC)                     1,000,000          1,080,510
     California State Department of
          Water Resources Water Systems
          Revenue (Central Valley Project)
          Series X 5.00% 12/1/29 (FGIC)            1,000,000          1,041,560
     Clovis Public Financing Authority
          Wastewater Revenue
          5.25% 8/1/30 (MBIA)                      1,000,000          1,080,090
     Metropolitan Water District
          Southern California Waterworks
          Authority Revenue
          Series B-1 5.00% 10/1/36 (FGIC)          1,000,000          1,041,390
          Series C 5.00% 7/1/35                    2,000,000          2,108,720
     Sacramento County Sanitation
          District Financing Authority
          Revenue 5.00% 12/1/36 (FGIC)             1,000,000          1,055,610
                                                                   ____________

                                                                      7,407,880
                                                                   ____________

Total Municipal Bonds

     (cost $96,025,914)                                             100,555,068
                                                                   ____________
_______________________________________________________________________________

Short-Term Investments - 0.67%
_______________________________________________________________________________

~ Variable Rate Demand Notes - 0.67%
     California State Economic Recovery
          Series C-10 3.32% 7/1/23                   400,000            400,000
          Series C-16 3.28% 7/1/23 (FSA)             300,000            300,000
                                                                   ____________

Total Short-Term Investments

     (cost $700,000)                                                    700,000
                                                                   ____________

Total Market Value of Securities - 97.66%

     (cost $96,725,914)                                             101,255,068

Receivables and Other Assets
     Net of Liabilities - 2.34%                                       2,425,561
                                                                   ____________

Net Assets Applicable to 9,088,213 Shares
     Outstanding - 100.00%                                         $103,680,629
                                                                   ____________

Net Asset Value - Delaware Tax-Free California Fund
     Class A ($75,994,515 / 6,666,201 Shares)                            $11.40
                                                                         ______
Net Asset Value - Delaware Tax-Free California Fund
     Class B ($14,918,158 / 1,303,555 Shares)                            $11.44
                                                                         ______
Net Asset Value - Delaware Tax-Free California Fund
     Class C ($12,767,956 / 1,118,457 Shares)                            $11.42
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $ 99,902,382
Undistributed net investment income                                       1,300
Accumulated net realized loss on investments                           (752,207)
Net unrealized appreciation of investments                            4,529,154
                                                                   ____________

Total net assets                                                   $103,680,629
                                                                   ____________


~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

_______________________________________________________________________________
_______________________________________________________________________________

Summary of Abbreviations:

ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - CDC IXIS Financial Guaranty
FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free California Fund

Net asset value Class A (A)                              $11.40
Sales charge (4.50% of offering price) (B)                 0.54
                                                         ______

Offering price                                           $11.94
                                                         ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes


                                                              (continues)     25

Statements of net assets


Delaware Tax-Free Colorado Fund

August 31, 2006


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds - 98.85%
_______________________________________________________________________________

Education Revenue Bonds - 17.65%
     Boulder County Development
          Revenue (University
          Corporation for Atmospheric
          Research)
          5.00% 9/1/33 (MBIA)                     $1,000,000        $ 1,035,340
          5.00% 9/1/35 (AMBAC)                     2,000,000          2,078,340
     Colorado Educational & Cultural
          Facilities Authority Revenue
          (Charter School Project)
          5.50% 5/1/36 (XLCA)                      2,280,000          2,465,455
          (Johnson & Wales University
          Project) Series A
          5.00% 4/1/28 (XLCA)                      1,000,000          1,040,020
          (Liberty Common Charter
          School Project)
          5.125% 12/1/33 (XLCA)                    2,740,000          2,865,108
          (Littleton Academy Charter
          School Project)
          6.125% 1/15/31                           2,000,000          2,071,860
          (Montessori Districts Charter
          School Project)
          6.125% 7/15/32                           5,590,000          5,803,985
          (Pinnacle Charter School
          Project) 5.00% 6/1/33 (XLCA)             2,170,000          2,244,540
          (Regis University Project)
          5.00% 6/1/22 (RADIAN)                    1,820,000          1,892,745
          (Renaissance Charter School
          Project) 6.75% 6/1/29                    2,000,000          1,957,680
          (Stargate Charter School
          Project) 6.125% 5/1/33                   2,000,000          2,079,540
          (University of Denver Project)
          Series A 5.00% 3/1/27 (MBIA)             5,000,000          5,188,400
          Series B 5.25% 3/1/35 (FGIC)             1,750,000          1,882,073
          (University of Northern
          Colorado Student Housing
          Project) 5.125% 7/1/37 (MBIA)            7,500,000          7,826,850
          (Woodrow Wilson Charter
          School Project) Series A
          5.25% 12/1/34 (XLCA)                     1,960,000          2,092,261
     Colorado School Mines Auxiliary
          Facilities Revenue
          5.00% 12/1/37 (AMBAC)                    3,130,000          3,240,959
     Colorado State Board of Governors
          University Enterprise System
          Revenue Series B
          5.00% 3/1/35 (AMBAC)                     2,000,000          2,074,640
     University of Colorado Enterprise
          System Revenue Refunding
          Series A 5.375% 6/1/26                   1,000,000          1,055,780
                                                                    ___________

                                                                     48,895,576
                                                                    ___________

Electric Revenue Bonds - 2.24%
     Colorado Springs Utilities Revenue
          Series A 5.00% 11/15/29                  5,000,000          5,157,850
     Puerto Rico Electric Power
          Authority Revenue Series NN
          5.00% 7/1/32 (MBIA)                      1,000,000          1,044,320
                                                                    ___________

                                                                      6,202,170
                                                                    ___________

Escrowed to Maturity Bonds - 2.27%
     Colorado Health Facilities Authority
          Revenue (Catholic Health
          Initiatives) Series A
          5.50% 3/1/32                             5,000,000          5,408,000
     Galleria Metropolitan District
          7.25% 12/1/09                              830,000            869,882
                                                                    ___________

                                                                      6,277,882
                                                                    ___________

Health Care Revenue Bonds - 11.94%
     Colorado Health Facilities Authority
          Revenue
          (Covenant Retirement
          Communities) Series A
          5.50% 12/1/33 (RADIAN)                   5,000,000          5,304,350
          (Evangelical Lutheran)
          5.00% 6/1/35                             1,000,000          1,018,320
          Series A 5.25% 6/1/34                    2,000,000          2,074,960
          (Parkview Medical Center)
          5.00% 9/1/25                             1,000,000          1,034,800
          (Porter Place) Series A
          6.00% 1/20/36 (GNMA)                     5,000,000          5,300,900
          (Vail Valley Medical Center
          Project) 5.80% 1/15/27                   3,475,000          3,679,261
     Delta County Memorial Hospital
          District Enterprise Revenue
          5.35% 9/1/17                             4,000,000          4,152,360
     Denver Health & Hospital Authority
          Healthcare Revenue Series A
          5.375% 12/1/28 (ACA)                     2,770,000          2,842,740
     Mesa County Residential Care
          Facilities Mortgage Revenue
          (Hilltop Community Resources)
          Series A
          5.375% 12/1/28 (RADIAN)                  2,000,000          2,111,560
     University of Colorado Hospital
          Authority Revenue Series A
          5.00% 11/15/37                           1,690,000          1,718,223
          5.60% 11/15/31                           3,650,000          3,817,170
                                                                    ___________

                                                                     33,054,644
                                                                    ___________

Housing Revenue Bonds - 6.37%
     Adams County Housing Authority
          Mortgage Revenue (Greenbriar
          Project) 6.75% 7/1/21                    1,730,000          1,768,198
     Colorado Housing & Finance
          Authority (Multifamily Housing
          Insured Mortgage)
          Series A-3 6.25% 10/1/26 (FHA)           6,205,000          6,345,667
          Series C-3 6.15% 10/1/41                 1,590,000          1,655,397

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Housing Revenue Bonds (continued)
     Denver City & County Multifamily
          Federal Housing Authority
          Revenue (Insured Mortgage
          Loan - Garden Court)
          5.40% 7/1/39 (FHA)                      $2,000,000        $ 2,047,680
     Englewood Multifamily Housing
          Revenue (Marks Apartments
          Project) 6.65% 12/1/26                   5,700,000          5,834,577
                                                                    ___________

                                                                     17,651,519
                                                                    ___________

Lease Revenue Bonds - 5.28%
     Colorado Educational & Cultural
          National Conference of State
          Legislatures Office Building
          Facilities Authority Revenue
          5.25% 6/1/21                             2,000,000          2,076,800
     Conejos & Alamosa Counties
          School District #11J Certificates
          of Participation 6.50% 4/1/11              955,000            964,044
     Denver Convention Center Hotel
          Authority Revenue Refunding
          Series A 5.00% 12/1/35 (XLCA)            3,000,000          3,129,840
     El Paso County Certificates of
          Participation
          (Detention Facilities Project)
          Series B 5.00% 12/1/27 (AMBAC)           1,500,000          1,556,505
          (Judicial Building Project)
          Series A 5.00% 12/1/27 (AMBAC)           2,000,000          2,075,340
     Fremont County Certificates of
          Participation Refunding &
          Improvement Series A
          5.25% 12/15/24 (MBIA)                    3,045,000          3,250,659
     Puerto Rico Public Buildings
          Authority Revenue (Guaranteed
          Government Facilities)
          Series I 5.25% 7/1/33                    1,500,000          1,566,930
                                                                    ___________

                                                                     14,620,118
                                                                    ___________

Local General Obligation Bonds - 20.72%
     Adams & Arapahoe Counties Joint
          School District #28J (Aurora)
          5.25% 12/1/25 (MBIA)                     2,000,000          2,188,140
     Arapahoe County Water &
          Wastewater Public Improvement
          District Refunding Series A
          5.125% 12/1/32 (MBIA)                    4,500,000          4,746,690
     Bowles Metropolitan District
          5.00% 12/1/33 (FSA)                      2,500,000          2,605,475
     Denver West Metropolitan District
          5.00% 12/1/33 (RADIAN)                   4,000,000          4,111,080
     Douglas County School District
          #1 Building (Douglas &
          Elbert Counties) Series B
          5.125% 12/15/25 (FSA)                    2,000,000          2,110,020
     Eagle Bend Metropolitan District #2
          5.00% 12/1/35 (RADIAN)                   3,000,000          3,097,350
     El Paso County School District #2
          (Harrison)
          5.00% 12/1/27 (MBIA)                     2,115,000          2,200,531
     Fremont County School District #1
          (Canon City)
          5.00% 12/1/24 (MBIA)                     1,735,000          1,828,083
     Garfield County School District #2
          5.00% 12/1/25 (FSA)                      1,000,000          1,045,470
     Garfield Pitkin & Eagle County
          School District #1
          (Roaring Fork) Series A
          5.00% 12/15/27 (FSA)                     1,500,000          1,580,490
     La Plata County School District #9-R
          (Durango)
          5.125% 11/1/24 (MBIA)                    1,000,000          1,060,360
     Lincoln Park Metropolitan District
          7.75% 12/1/26                            2,500,000          2,665,025
     Loveland Special Improvements
          District #1 7.50% 7/1/29                 5,540,000          5,557,617
     Lowry Economic Redevelopment
          Authority Revenue
          7.80% 12/1/10                            7,545,000          7,764,030
          Series A 7.30% 12/1/10                     790,000            811,962
     Meridian Metropolitan District
          Refunding Series A
          5.00% 12/1/31 (RADIAN)                   7,000,000          7,153,370
     North Range Metropolitan District #1
          7.25% 12/15/31                           3,400,000          3,661,766
     Saddle Rock Colorado
          Metropolitan District
          5.35% 12/1/31 (RADIAN)                   1,580,000          1,649,346
     Sand Creek Metropolitan District
          Refunding & Improvement
          5.00% 12/1/31 (XLCA)                       500,000            519,205
     Vista Ridge Metropolitan District
          Refunding & Improvement
          (Limited Tax) Series A
          5.125% 12/1/40 (RADIAN)                  1,000,000          1,037,650
                                                                    ___________

                                                                     57,393,660
                                                                    ___________

$ Pre-Refunded Bonds - 14.58%
     Aurora Certificates of Participation
          5.50% 12/1/30-10 (AMBAC)                 8,000,000          8,586,399
     Boulder County Hospital Revenue
          (Development Longmont
          United Hospital Project)
          5.60% 12/1/27-07 (RADIAN)                1,250,000          1,291,138
          6.00% 12/1/30-10 (RADIAN)                5,000,000          5,453,850
     Burlingame Multifamily Housing
          Revenue Series A
          6.00% 11/1/29-09 (MBIA)                  1,250,000          1,350,313


                                                              (continues)     27

Statements of net assets


Delaware Tax-Free Colorado Fund

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

$ Pre-Refunded Bonds (continued)
     Colorado Educational & Cultural
          Facilities Authority Revenue
          (Core Knowledge Charter
          School Project)
          7.00% 11/1/29-09                        $1,000,000       $  1,099,100
          (Pinnacle Charter School
          Project)
          6.00% 12/1/21-11                         1,750,000          1,940,173
          (University of Denver Project)
          5.375% 3/1/23-11 (AMBAC)                 2,000,000          2,145,241
     Colorado Springs Revenue
          (Colorado College Project)
          5.375% 6/1/32-09                         5,570,000          5,882,086
     El Paso County School District #49
          (Falcon)
          5.50% 12/1/21-11 (FGIC)                  3,580,000          3,898,620
     Greeley County Building Authority
          Certificates of Participation
          6.10% 8/15/16-07                         2,600,000          2,662,192
     Pueblo County Certificates of
          Participation 6.50% 12/1/24-10           5,460,000          6,059,835
                                                                   ____________

                                                                     40,368,947
                                                                   ____________

Special Tax Bonds - 2.28%
     Gypsum Sales Tax & General
          Funding Revenue 5.25% 6/1/30             2,690,000          2,914,319
     South Suburban Park & Recreation
          District (Golf Course & Ice
          Arena Facility) 6.00% 11/1/15            2,330,000          2,358,403
     Westminster Golf Course
          5.55% 12/1/23 (RADIAN)                   1,000,000          1,041,390
                                                                   ____________

                                                                      6,314,112
                                                                   ____________

State General Obligation Bonds - 3.60%
     Puerto Rico Commonwealth
          Series A 5.25% 7/1/30                    2,000,000          2,123,720
          Series B 5.00% 7/1/35                      500,000            512,660
     Puerto Rico Commonwealth Public
          Improvement Series A
          5.25% 7/1/21                             4,000,000          4,217,840
     Puerto Rico Commonwealth
          Government Development
          Bank Senior Notes Series B
          5.00% 12/1/14                            1,000,000          1,064,340
     Virgin Islands Public Finance
          Authority (Gross Receipts Taxes)
          5.00% 10/1/31 (ACA)                      2,000,000          2,045,960
                                                                   ____________

                                                                      9,964,520
                                                                   ____________

Transportation Revenue Bonds - 10.79%
     Denver City & County Airport Revenue
          Series A 5.00% 11/15/25 (FGIC)           2,000,000          2,113,700
          Series B 5.00% 11/15/33 (XLCA)           4,000,000          4,152,840
          Series E 5.25% 11/15/23 (MBIA)           8,250,000          8,456,168
     E-470 Public Highway Authority
          Revenue Series A
          5.75% 9/1/35 (MBIA)                      3,100,000          3,373,296
     Northwest Parkway Public Highway
          Authority Revenue Series A
          5.25% 6/15/41 (FSA)                     11,100,000         11,798,523
                                                                   ____________

                                                                     29,894,527
                                                                   ____________

Water & Sewer Revenue Bonds - 1.13%
     Ute Utility Water Conservancy
          District Water Revenue
          5.75% 6/15/20 (MBIA)                     2,900,000          3,130,869
                                                                   ____________

                                                                      3,130,869
                                                                   ____________

Total Municipal Bonds

     (cost $258,029,792)                                            273,768,544
                                                                   ____________


                                                   Number
                                                  of Shares
_______________________________________________________________________________

Short-Term Investments - 0.00%
_______________________________________________________________________________

Money Market Instruments - 0.00%
     Dreyfus Cash Management Fund                      6,594              6,594
                                                                   ____________

Total Short-Term Investments

     (cost $6,594)                                                        6,594
                                                                   ____________

Total Market Value of Securities - 98.85%

     (cost $258,036,386)                                            273,775,138

Receivables and Other Assets
     Net of Liabilities - 1.15%                                       3,189,446
                                                                   ____________

Net Assets Applicable to 25,074,221 Shares
     Outstanding - 100.00%                                         $276,964,584
                                                                   ____________

Net Asset Value - Delaware Tax-Free Colorado Fund
     Class A ($258,773,027 / 23,429,529 Shares)                          $11.04
                                                                         ______
Net Asset Value - Delaware Tax-Free Colorado Fund
     Class B ($8,220,746 / 743,805 Shares)                               $11.05
                                                                         ______
Net Asset Value - Delaware Tax-Free Colorado Fund
     Class C ($9,970,811 / 900,887 Shares)                               $11.07
                                                                         ______

Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $270,088,355
Accumulated net realized loss on investments                        (8,862,523)
Net unrealized appreciation of investments                           15,738,752
                                                                   ____________

Total net assets                                                   $276,964,584
                                                                   ____________


$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

_______________________________________________________________________________
_______________________________________________________________________________

Summary of Abbreviations:

ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Colorado Fund

Net asset value Class A (A)                              $11.04
Sales charge (4.50% of offering price) (B)                 0.52
                                                         ______

Offering price                                           $11.56
                                                         ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes


                                                              (continues)     29

Statements of net assets


Delaware Tax-Free Idaho Fund

August 31, 2006


                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds - 99.05%
_______________________________________________________________________________

Corporate-Backed Revenue Bonds - 7.57%
     Meridian Economic Industrial
          Development Corporation
          Revenue Refunding
          (Hi-Micro Project)
          5.85% 8/15/11 (AMT)                     $1,250,000        $ 1,251,525
     Nez Perce County Pollution Control
          Revenue Refunding (Potlatch
          Corporation Project)
          6.00% 10/1/24                            2,535,000          2,583,393
     Power County Pollution Control
          Revenue Refunding
          (FMC Corporation Project)
          5.625% 10/1/14                           2,475,000          2,534,549
                                                                    ___________

                                                                      6,369,467
                                                                    ___________

Education Revenue Bonds - 14.73%
     Boise State University Revenue
          5.00% 4/1/17 (AMBAC)                       500,000            531,795
          5.00% 4/1/18 (FGIC)                      1,645,000          1,763,078
          5.125% 4/1/31 (FGIC)                     1,000,000          1,048,620
          5.375% 4/1/22 (FGIC)                     1,000,000          1,072,810
     Idaho State University Revenue
          Refunding & Improvement
          5.00% 4/1/20 (FSA)                       1,130,000          1,195,133
          5.00% 4/1/23 (FSA)                       2,115,000          2,224,408
     North Idaho College Dormitory
          Housing Certificate of
          Participation 6.45% 10/1/16              1,000,000          1,020,910
     University of Idaho Revenue
          Refunding General Series A
          5.00% 4/1/21 (AMBAC)                     1,150,000          1,229,799
     Student Fee (Housing Improvements
          Project) 5.25% 4/1/31 (FGIC)             2,195,000          2,309,732
                                                                    ___________

                                                                     12,396,285
                                                                    ___________

Electric Revenue Bonds - 1.87%
     Puerto Rico Electric Power
          Authority Revenue
          Series II 5.25% 7/1/31                   1,000,000          1,046,930
          Series NN 5.125% 7/1/29                    500,000            525,075
                                                                    ___________

                                                                      1,572,005
                                                                    ___________

Escrowed to Maturity Bonds - 2.23%
     Puerto Rico Commonwealth
          Infrastructure Financing
          Authority Revenue Series A
          5.375% 10/1/24                           1,750,000          1,874,198
                                                                    ___________

                                                                      1,874,198
                                                                    ___________

Health Care Revenue Bonds - 5.64%
     Idaho Health Facilities Authority
          Hospital Revenue
          (Idaho Elks Rehabilitation
          Hospital Project)
          5.30% 7/15/18                              625,000            638,794
          5.45% 7/15/23                            2,000,000          2,044,120
     Idaho Health Facilities Authority
          Hospital Revenue
          (Portneuf Medical Center
          Project) Series A
          5.00% 9/1/35 (RADIAN)                    1,000,000          1,026,110
     Madison County Hospital Revenue
          Certificates of Participation
          (Idaho Elks Rehabilitation
          Hospital Project)
          5.25% 9/1/37                             1,000,000          1,032,360
                                                                    ___________

                                                                      4,741,384
                                                                    ___________

Housing Revenue Bonds - 9.37%
     Idaho Housing & Finance
          Association Single Family
          Mortgage Revenue
          Series A Class III
          4.875% 7/1/26 (AMT)                      1,000,000          1,006,400
          Series B Class I
          5.00% 7/1/37 (AMT)                       1,000,000          1,013,200
          Series C Class III
          5.35% 1/1/25 (AMT)                         345,000            353,508
          Series D Class III
          5.45% 7/1/23 (AMT)                       1,390,000          1,432,131
          Series E Class I
          5.35% 1/1/33 (AMT)                          40,000             41,095
          Series E Class III
          4.875% 1/1/26 (AMT)                      1,500,000          1,509,599
          Series E Class III
          5.00% 1/1/28 (AMT)                       1,000,000          1,010,590
     Idaho State Housing Agency
          Revenue (Park Place Project)
          Series A
          6.50% 12/1/36 (FHA) (AMT)                  950,000            974,387
     Idaho State Housing Agency Single
          Family Mortgage
          Series A 6.05% 7/1/13
          (AMBAC) (FHA) (VA) (AMT)                    50,000             50,945
          Series A
          6.10% 7/1/16 (FHA) (VA) (AMT)               65,000             66,260
          Series A-1 6.85% 7/1/12 (AMT)                5,000              5,130
          Series B
          6.45% 7/1/15 (FHA) (VA) (AMT)               30,000             30,426
          Series C-2 6.35% 7/1/15 (AMT)               35,000             35,142
          Series E
          6.35% 7/1/15 (FHA) (AMT)                    65,000             65,705
          Series E-1 6.60% 7/1/11                     10,000             10,239
          Series G-2
          6.15% 7/1/15 (FHA) (VA) (AMT)              270,000            275,289
                                                                    ___________

                                                                      7,880,046
                                                                    ___________

Lease Revenue Bonds - 8.05%
     Blaine School District #61
          Certificates of Participation
          5.00% 7/30/10 (AMBAC)                    1,000,000          1,049,310
     Boise City Certificates of Participation
          5.375% 9/1/20 (FGIC) (AMT)               2,100,000          2,194,310

                                                  Principal           Market
                                                   Amount             Value
_______________________________________________________________________________

Municipal Bonds (continued)
_______________________________________________________________________________

Lease Revenue Bonds (continued)
     Boise City Revenue Refunding
          Series A
          5.375% 12/1/31 (MBIA)                   $  500,000         $  532,965
     Idaho State Building Authority Revenue
          Series A 5.00% 9/1/21 (MBIA)             1,150,000          1,176,071
          Series A 5.00% 9/1/43 (XLCA)             1,000,000          1,034,290
          Series B 5.00% 9/1/21 (MBIA)               750,000            787,568
                                                                     __________

                                                                      6,774,514
                                                                     __________
Local General Obligation Bonds - 24.50%
     Ada & Canyon Counties Joint
          School District #2 Meridian
          4.75% 2/15/20                            1,000,000          1,050,780
          5.00% 7/30/20                            2,155,000          2,278,524
          5.125% 7/30/19                           1,005,000          1,071,370
          5.50% 7/30/16                            1,305,000          1,485,442
     Bannock County School District
          #25 (Pocatello Idaho School
          Board Guaranteed Program)
          5.00% 8/15/15                            1,040,000          1,130,927
          5.00% 8/15/16                            1,100,000          1,191,135
     Boise Urban Renewal Agency
          Parking Revenue Refunding Tax
          Increment
          Series A 6.125% 9/1/15                   1,845,000          1,897,767
          Series B 6.125% 9/1/15                   1,505,000          1,548,043
     Bonner County Local Improvement
          District #93-1
          6.40% 4/30/07                              195,000            195,681
          6.50% 4/30/08                              110,000            110,392
          6.50% 4/30/10                               60,000             60,200
     Canyon County School District
          #132 (Caldwell)
          5.00% 7/30/15 (FGIC)                     2,000,000          2,188,240
     Coeur D'Alene Local Improvement
          District #6
          Series 1995 6.00% 7/1/09                    85,000             85,504
          Series 1996 6.05% 7/1/10                    90,000             90,542
          Series 1997 6.10% 7/1/12                    40,000             40,236
          Series 1998 6.10% 7/1/14                    45,000             45,261
     Lemhi County 5.20% 8/1/27 (FSA)               2,145,000          2,269,174
     Nampa Idaho 5.00% 8/1/21 (FGIC)               2,475,000          2,652,283
     Power & Cassia Counties Joint
          School District #381 (American
          Falls) 5.00% 8/1/17                      1,155,000          1,216,215
                                                                     __________

                                                                     20,607,716
                                                                     __________
$ Pre-Refunded Bonds - 4.98%
     Ammon Urban Renewal Agency
          Revenue Subordinate Lien Tax
          Increment Series B
          6.25% 8/1/18-07                            445,000            455,814
$ Pre-Refunded Bonds (continued)
     Idaho Health Facilities Authority
          Hospital Revenue (Bonner
          General Hospital Project)
          6.50% 10/1/28-07                         1,500,000          1,574,370
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Highway Revenue
          Series D 5.25% 7/1/38-12                 1,000,000          1,083,610
     Puerto Rico Commonwealth
          Public Improvement Series A
          5.125% 7/1/31-11                         1,010,000          1,078,417
                                                                     __________

                                                                      4,192,211
                                                                     __________
Special Tax Bonds - 2.87%
     Virgin Islands Public Finance
          Authority Revenue
          5.25% 10/1/20                              500,000            528,455
          5.25% 10/1/21                              500,000            527,755
          5.25% 10/1/24                              800,000            842,744
          5.50% 10/1/14                              500,000            517,810
                                                                     __________

                                                                      2,416,764
                                                                     __________
State General Obligation Bonds - 6.58%
     Puerto Rico Commonwealth Public
          Improvement Series A
          5.00% 7/1/30                             2,000,000          2,085,580
          5.125% 7/1/31                            2,315,000          2,367,481
     Puerto Rico Public Buildings
          Authority Revenue (Guaranteed
          Government Facility) Series I
          5.50% 7/1/23                             1,000,000          1,084,220
                                                                     __________

                                                                      5,537,281
                                                                     __________
Transportation Revenue Bonds - 7.62%
     Idaho Housing & Finance
          Association Highway Trust
          5.00% 7/15/24 (MBIA)                     2,000,000          2,127,280
     Puerto Rico Commonwealth
          Highway & Transportation
          Authority Revenue
          Series G 5.00% 7/1/33                    2,000,000          2,039,860
          Series W 5.50% 7/1/15                      175,000            193,197
          Series Y 5.00% 7/1/36                    2,000,000          2,050,640
                                                                     __________

                                                                      6,410,977
                                                                     __________
Water & Sewer Revenue Bonds - 3.04%
     Chubbuck Water Revenue
          Certificates of Participation
          6.35% 4/1/08                               125,000            125,219
          6.40% 4/1/10                               135,000            135,227
     Moscow Sewer Revenue
          5.00% 11/1/22 (FSA)                      2,175,000          2,296,104
                                                                     __________

                                                                      2,556,550
                                                                     __________
Total Municipal Bonds

     (cost $80,880,654)                                              83,329,398
                                                                     __________


                                                              (continues)     31

Statements of net assets


Delaware Tax-Free Idaho Fund



                                                    Number            Market
                                                  of Shares           Value
_______________________________________________________________________________

Short-Term Investments - 0.52%
_______________________________________________________________________________

Money Market Instruments - 0.52%
     Dreyfus Cash Management Fund                    441,804        $   441,804
                                                                    ___________

Total Short-Term Investments

     (cost $441,804)                                                    441,804
                                                                    ___________
Total Market Value of Securities - 99.57%

     (cost $81,322,458)                                              83,771,202

Receivables and Other Assets
     Net of Liabilities - 0.43%                                         358,832
                                                                    ___________
Net Assets Applicable to 7,350,965 Shares
     Outstanding - 100.00%                                          $84,130,034
                                                                    ___________
Net Asset Value - Delaware Tax-Free Idaho Fund
     Class A ($62,807,543 / 5,486,576 Shares)                            $11.45
                                                                         ______
Net Asset Value - Delaware Tax-Free Idaho Fund
     Class B ($7,892,490 / 690,548 Shares)                               $11.43
                                                                         ______
Net Asset Value - Delaware Tax-Free Idaho Fund
     Class C ($13,430,001 / 1,173,841 Shares)                            $11.44
                                                                         ______
Components of Net Assets at August 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $82,099,813
Distributions in excess of net investment income                       (11,301)
Accumulated net realized loss on investments                          (407,222)
Net unrealized appreciation of investments                            2,448,744
                                                                    ___________

Total net assets                                                    $84,130,034
                                                                    ___________

~ Variable rate security. The interest rate shown is the rate as of August 31, 2006.

$ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S.
  Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
VA - Insured by the Veterans Administration
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share -
     Delaware Tax-Free Idaho Fund

Net asset value Class A (A)                                               $11.45
Sales charge (4.50% of offering price) (B)                                  0.54
                                                                          ______

Offering price                                                            $11.99
                                                                          ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations


Year Ended August 31, 2006



                                                                             Delaware        Delaware     Delaware       Delaware
                                                                             Tax-Free        Tax-Free     Tax-Free       Tax-Free
                                                                         Arizona Insured    California    Colorado        Idaho
                                                                               Fund            Fund         Fund          Fund
Investment Income:

     Interest                                                                 $7,694,868     $4,643,310   $15,073,063   $4,155,968
                                                                              __________     __________   ___________   __________

Expenses:

     Management fees                                                             788,048        525,902     1,544,986      476,499
     Distribution expenses - Class A                                             329,122        169,332       654,957      156,881
     Distribution expenses - Class B                                             175,665        161,808        91,386       93,545
     Distribution expenses - Class C                                              83,826        115,197        98,369      145,033
     Dividend disbursing and transfer agent fees and expenses                     78,770         41,649       151,796       50,825
     Accounting and administration expenses                                       63,044         38,247       112,363       34,654
     Legal and professional fees                                                  35,732         26,645        51,642       26,790
     Registration fees                                                            23,102         23,523         9,536        3,981
     Reports and statements to shareholders                                       16,839         14,869        25,230       14,705
     Trustees' fees                                                                8,939          5,425        15,939        4,935
     Custodian fees                                                                8,028          5,990        12,374        5,482
     Insurance fees                                                                4,009          3,175         7,135        2,876
     Pricing fees                                                                  2,521          2,248         2,744        2,464
     Taxes (other than taxes on income)                                              697            820           780          431
     Other                                                                         7,017          4,728         9,759        4,784
                                                                              __________     __________   ___________   __________

                                                                               1,625,359      1,139,558     2,788,996    1,023,885
     Less expenses absorbed or waived                                           (230,848)       (89,824)      (29,777)    (107,264)
     Less expense paid indirectly                                                   (138)          (204)         (657)        (239)
                                                                              __________     __________   ___________   __________

     Total operating expenses                                                  1,394,373      1,049,530     2,758,562      916,382
                                                                              __________     __________   ___________   __________

Net Investment Income                                                          6,300,495      3,593,780    12,314,501    3,239,586
                                                                              __________     __________   ___________   __________

Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain (loss) on investments                                      43,501         54,668       450,227     (101,210)
     Net change in unrealized appreciation/depreciation of investments        (2,942,259)      (645,995)   (4,436,948)  (1,375,994)
                                                                              __________     __________   ___________   __________

Net Realized and Unrealized Loss on Investments                               (2,898,758)      (591,327)   (3,986,721)  (1,477,204)
                                                                              __________     __________   ___________   __________

Net Increase in Net Assets Resulting from Operations                          $3,401,737     $3,002,453    $8,327,780   $1,762,382
                                                                              __________     __________   ___________   __________

See accompanying notes

Statements of changes in net assets


                                                                                   Delaware Tax-Free           Delaware Tax-Free
                                                                                 Arizona Insured Fund           California Fund

                                                                                       Year Ended                 Year Ended
                                                                                 8/31/06       8/31/05       8/31/06      8/31/05
Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                    $  6,300,495  $  5,859,541  $  3,593,780  $ 2,275,968
     Net realized gain on investments                                               43,501       264,284        54,668       43,276
     Net change in unrealized appreciation/depreciation of investments          (2,942,259)    2,239,992      (645,995)   2,245,832
                                                                              ____________  ____________  ____________  ___________

     Net increase in net assets resulting from operations                        3,401,737     8,363,817     3,002,453    4,565,076
                                                                              ____________  ____________  ____________  ___________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                               (5,426,852)   (5,096,515)   (2,700,721)  (1,517,382)
          Class B                                                                 (591,776)     (510,403)     (520,644)    (520,743)
          Class C                                                                 (281,867)     (252,623)     (372,415)    (237,843)

     Net realized gain on investments:
          Class A                                                                        -      (248,176)            -            -
          Class B                                                                        -       (27,488)            -            -
          Class C                                                                        -       (13,869)            -            -
                                                                              ____________  ____________  ____________  ___________

                                                                                (6,300,495)   (6,149,074)   (3,593,780)  (2,275,968)
                                                                              ____________  ____________  ____________  ___________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                               10,957,142     6,855,917    24,239,523   18,776,298
          Class B                                                                  142,404       441,653       930,739    1,177,507
          Class C                                                                1,220,741     1,248,630     4,270,651    3,524,288

     Net assets from reorganization*:
          Class A                                                                        -    18,971,166             -   23,988,851
          Class B                                                                        -     6,819,275             -    6,171,643
          Class C                                                                        -     3,097,336             -    1,332,252

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                2,827,580     2,678,398     1,330,584      631,234
          Class B                                                                  284,984       263,680       319,486      235,428
          Class C                                                                  181,106       181,297       245,798      134,429
                                                                              ____________  ____________  ____________  ___________

                                                                                15,613,957    40,557,352    31,336,781   55,971,930
                                                                              ____________  ____________  ____________  ___________

     Cost of shares repurchased:
          Class A                                                              (14,796,665)  (17,883,135)   (9,948,784)  (8,907,524)
          Class B                                                               (2,670,968)   (2,146,762)   (4,420,476)  (4,436,217)
          Class C                                                               (1,720,211)   (2,713,378)   (1,449,969)  (1,084,487)
                                                                              ____________  ____________  ____________  ___________

                                                                               (19,187,844)  (22,743,275)  (15,819,229) (14,428,228)
                                                                              ____________  ____________  ____________  ___________

Increase (decrease) in net assets derived from capital share transactions       (3,573,887)   17,814,077    15,517,552   41,543,702
                                                                              ____________  ____________  ____________  ___________

Net Increase (Decrease) in Net Assets                                           (6,472,645)   20,028,820    14,926,225   43,832,810

Net Assets:

     Beginning of year                                                         162,470,492   142,441,672    88,754,404   44,921,594
                                                                              ____________  ____________  ____________  ___________

     End of year (1)                                                          $155,997,847  $162,470,492  $103,680,629  $88,754,404
                                                                              ____________  ____________  ____________  ___________

(1) Including undistributed (distributions in excess of) net                  $          -  $    (20,294) $      1,300  $     1,300
    investment income                                                         ____________  ____________  ____________  ___________

*See Note 6 in "Notes to Financial Statements."

See accompanying notes

                                                                                   Delaware Tax-Free           Delaware Tax-Free
                                                                                     Colorado Fund                Idaho Fund

                                                                                       Year Ended                 Year Ended
                                                                                 8/31/06      8/31/05        8/31/06      8/31/05

Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                    $ 12,314,501  $ 12,978,314   $ 3,239,586  $ 3,114,747
     Net realized gain (loss) on investments                                       450,227    (2,712,031)     (101,210)     416,497
     Net change in unrealized appreciation/depreciation of investments          (4,436,948)    5,986,463    (1,375,994)     566,203
                                                                              ____________  ____________  ____________  ___________

     Net increase in net assets resulting from operations                        8,327,780    16,252,746     1,762,382    4,097,447
                                                                              ____________  ____________  ____________  ___________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                              (11,609,299)  (12,211,017)   (2,474,619)  (2,268,543)
          Class B                                                                 (336,062)     (421,258)     (299,166)    (369,910)
          Class C                                                                 (361,239)     (338,621)     (463,351)    (476,579)
                                                                              ____________  ____________  ____________  ___________

                                                                               (12,306,600)  (12,970,896)   (3,237,136)  (3,115,032)
                                                                              ____________  ____________  ____________  ___________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                               13,799,363    15,027,725    10,429,777    9,100,675
          Class B                                                                   33,782       899,393       124,022      378,499
          Class C                                                                2,039,444     1,382,314     1,701,162    3,196,560

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                7,376,964     7,395,797     1,606,348    1,470,126
          Class B                                                                  204,522       262,793       185,231      211,390
          Class C                                                                  246,055       234,982       289,646      286,213
                                                                              ____________  ____________  ____________  ___________

                                                                                23,700,130    25,203,004    14,336,186   14,643,463
                                                                              ____________  ____________  ____________  ___________

     Cost of shares repurchased:
          Class A                                                              (28,843,934)  (31,859,739)   (8,767,129)  (6,264,069)
          Class B                                                               (2,239,852)   (3,327,004)   (3,139,497)  (2,857,710)
          Class C                                                               (1,361,492)   (2,134,310)   (3,967,817)  (3,018,204)
                                                                              ____________  ____________  ____________  ___________

                                                                               (32,445,278)  (37,321,053)  (15,874,443) (12,139,983)
                                                                              ____________  ____________  ____________  ___________

Increase (decrease) in net assets derived from capital share transactions       (8,745,148)  (12,118,049)   (1,538,257)   2,503,480
                                                                              ____________  ____________  ____________  ___________

Net Increase (Decrease) in Net Assets                                          (12,723,968)   (8,836,199)   (3,013,011)   3,485,895

Net Assets:

     Beginning of year                                                         289,688,552   298,524,751    87,143,045   83,657,150
                                                                              ____________  ____________  ____________  ___________

     End of year (1)                                                          $276,964,584  $289,688,552   $84,130,034  $87,143,045
                                                                              ____________  ____________  ____________  ___________

(1) Including distributions in excess of net investment income                $          -  $          -   $   (11,301) $   (11,301)
                                                                              ____________  ____________  ____________  ___________

See accompanying notes

Financial highlights


Delaware Tax-Free Arizona Insured Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________


Net asset value, beginning of period                                  $11.560       $11.410      $11.160      $11.530      $11.500

Income (loss) from investment operations:

Net investment income                                                   0.467         0.468        0.469        0.502        0.510
Net realized and unrealized gain (loss) on investments                 (0.210)        0.174        0.308       (0.253)       0.100
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.257         0.642        0.777        0.249        0.610
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.467)       (0.468)      (0.469)      (0.502)      (0.510)
Net realized gain on investments                                            -        (0.024)      (0.058)      (0.117)      (0.070)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.467)       (0.492)      (0.527)      (0.619)      (0.580)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.350       $11.560      $11.410      $11.160      $11.530
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.31%         5.74%        7.09%        2.17%        5.54%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $131,468      $134,874     $122,436     $129,683     $141,424
Ratio of expenses to average net assets                                 0.76%         0.80%        0.90%        0.86%        0.90%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.91%         0.91%        0.90%        0.91%        0.90%
Ratio of net investment income to average net assets                    4.12%         4.07%        4.14%        4.37%        4.50%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.97%         3.96%        4.14%        4.32%        4.50%
Portfolio turnover                                                         8%            3%          19%          29%          46%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Arizona Insured Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.570       $11.420      $11.170      $11.540      $11.500

Income (loss) from investment operations:

Net investment income                                                   0.382         0.382        0.384        0.416        0.426
Net realized and unrealized gain (loss) on investments                 (0.210)        0.174        0.308       (0.253)       0.110
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.172         0.556        0.692        0.163        0.536
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.382)       (0.382)      (0.384)      (0.416)      (0.426)
Net realized gain on investments                                            -        (0.024)      (0.058)      (0.117)      (0.070)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.382)       (0.406)      (0.442)      (0.533)      (0.496)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.360       $11.570      $11.420      $11.170      $11.540
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        1.54%         4.95%        6.28%        1.41%        4.83%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $16,413       $19,005      $13,355      $14,666      $13,678
Ratio of expenses to average net assets                                 1.51%         1.55%        1.65%        1.61%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.66%         1.66%        1.65%        1.66%        1.65%
Ratio of net investment income to average net assets                    3.37%         3.32%        3.39%        3.62%        3.75%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.22%         3.21%        3.39%        3.57%        3.75%
Portfolio turnover                                                         8%            3%          19%          29%          46%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     37

Financial highlights


Delaware Tax-Free Arizona Insured Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.580       $11.430      $11.180      $11.550      $11.520

Income (loss) from investment operations:

Net investment income                                                   0.381         0.382        0.384        0.415        0.426
Net realized and unrealized gain (loss) on investments                 (0.200)        0.174        0.308       (0.253)       0.100
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.181         0.556        0.692        0.162        0.526
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.381)       (0.382)      (0.384)      (0.415)      (0.426)
Net realized gain on investments                                            -        (0.024)      (0.058)      (0.117)      (0.070)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.381)       (0.406)      (0.442)      (0.532)      (0.496)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.380       $11.580      $11.430      $11.180      $11.550
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        1.63%         4.94%        6.27%        1.40%        4.73%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $8,117        $8,591       $6,651       $8,544       $8,115
Ratio of expenses to average net assets                                 1.51%         1.55%        1.65%        1.61%        1.65%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.66%         1.66%        1.65%        1.66%        1.65%
Ratio of net investment income to average net assets                    3.37%         3.32%        3.39%        3.62%        3.75%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.22%         3.21%        3.39%        3.57%        3.75%
Portfolio turnover                                                         8%            3%          19%          29%          46%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free California Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.490       $11.110      $10.750      $11.010      $10.950

Income (loss) from investment operations:

Net investment income                                                   0.450         0.462        0.518        0.537        0.546
Net realized and unrealized gain (loss) on investments                 (0.090)        0.380        0.360       (0.260)       0.060
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.360         0.842        0.878        0.277        0.606
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.450)       (0.462)      (0.518)      (0.537)      (0.546)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.450)       (0.462)      (0.518)      (0.537)      (0.546)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.400       $11.490      $11.110      $10.750      $11.010
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        3.24%         7.72%        8.34%        2.51%        5.77%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $75,995       $60,744      $24,797      $22,169      $23,462
Ratio of expenses to average net assets                                 0.88%         0.84%        0.50%        0.50%        0.50%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.97%         1.06%        0.96%        0.93%        0.97%
Ratio of net investment income to average net assets                    3.97%         4.03%        4.72%        4.84%        5.05%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.88%         3.81%        4.26%        4.41%        4.58%
Portfolio turnover                                                        14%           11%          48%          56%          93%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     39

Financial highlights


Delaware Tax-Free California Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.530       $11.160      $10.790      $11.050      $10.990

Income (loss) from investment operations:

Net investment income                                                   0.365         0.377        0.436        0.453        0.465
Net realized and unrealized gain (loss) on investments                 (0.090)        0.370        0.370       (0.260)       0.060
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.275         0.747        0.806        0.193        0.525
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.365)       (0.377)      (0.436)      (0.453)      (0.465)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.365)       (0.377)      (0.436)      (0.453)      (0.465)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.440       $11.530      $11.160      $10.790      $11.050
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.46%         6.80%        7.60%        1.73%        4.95%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $14,918       $18,254      $14,530      $16,165      $15,105
Ratio of expenses to average net assets                                 1.63%         1.59%        1.25%        1.25%        1.25%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.72%         1.81%        1.71%        1.68%        1.72%
Ratio of net investment income to average net assets                    3.22%         3.28%        3.97%        4.09%        4.30%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.13%         3.06%        3.51%        3.66%        3.83%
Portfolio turnover                                                        14%           11%          48%          56%          93%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free California Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.500       $11.130      $10.760      $11.020      $10.970

Income (loss) from investment operations:

Net investment income                                                   0.365         0.377        0.436        0.454        0.465
Net realized and unrealized gain (loss) on investments                 (0.080)        0.370        0.370       (0.260)       0.050
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.285         0.747        0.806        0.194        0.515
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.365)       (0.377)      (0.436)      (0.454)      (0.465)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.365)       (0.377)      (0.436)      (0.454)      (0.465)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.420       $11.500      $11.130      $10.760      $11.020
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.56%         6.81%        7.62%        1.74%        4.86%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $12,768        $9,756       $5,595       $7,013       $7,357
Ratio of expenses to average net assets                                 1.63%         1.59%        1.25%        1.25%        1.25%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.72%         1.81%        1.71%        1.68%        1.72%
Ratio of net investment income to average net assets                    3.22%         3.28%        3.97%        4.09%        4.30%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.13%         3.06%        3.51%        3.66%        3.83%
Portfolio turnover                                                        14%           11%          48%          56%          93%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     41

Financial highlights


Delaware Tax-Free Colorado Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.200       $11.070      $10.830      $11.080      $11.120

Income (loss) from investment operations:

Net investment income                                                   0.488         0.495        0.510        0.527        0.532
Net realized and unrealized gain (loss) on investments                 (0.160)        0.130        0.240       (0.250)      (0.040)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.328         0.625        0.750        0.277        0.492
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.488)       (0.495)      (0.510)      (0.527)      (0.532)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.488)       (0.495)      (0.510)      (0.527)      (0.532)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.040       $11.200      $11.070      $10.830      $11.080
                                                                      _______       _______      _______      _______      _______

Total return (1)
                                                                        3.03%         5.78%        7.04%        2.52%        4.60%
Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $258,773      $270,149     $276,534     $299,528     $314,695
Ratio of expenses to average net assets                                 0.93%         0.94%        0.95%        0.99%        0.95%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.94%         0.94%        0.95%        0.99%        0.95%
Ratio of net investment income to average net assets                    4.43%         4.46%        4.63%        4.76%        4.86%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.42%         4.46%        4.63%        4.76%        4.86%
Portfolio turnover                                                         8%            8%          13%          30%          36%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Colorado Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.200       $11.080      $10.830      $11.090      $11.120

Income (loss) from investment operations:

Net investment income                                                   0.405         0.412        0.427        0.444        0.450
Net realized and unrealized gain (loss) on investments                 (0.150)        0.120        0.250       (0.260)      (0.030)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.255         0.532        0.677        0.184        0.420
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.405)       (0.412)      (0.427)      (0.444)      (0.450)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.405)       (0.412)      (0.427)      (0.444)      (0.450)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.050       $11.200      $11.080      $10.830      $11.090
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.35%         4.89%        6.34%        1.66%        3.92%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $8,221       $10,370      $12,411      $13,108      $14,843
Ratio of expenses to average net assets                                 1.68%         1.69%        1.70%        1.74%        1.70%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.69%        1.70%        1.74%        1.70%
Ratio of net investment income to average net assets                    3.68%         3.71%        3.88%        4.01%        4.11%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.67%         3.71%        3.88%        4.01%        4.11%
Portfolio turnover                                                         8%            8%          13%          30%          36%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     43

Financial highlights


Delaware Tax-Free Colorado Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.220       $11.090      $10.850      $11.100      $11.130

Income (loss) from investment operations:

Net investment income                                                   0.405         0.413        0.427        0.444        0.450
Net realized and unrealized gain (loss) on investments                 (0.150)        0.130        0.240       (0.250)      (0.030)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.255         0.543        0.667        0.194        0.420
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.405)       (0.413)      (0.427)      (0.444)      (0.450)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.405)       (0.413)      (0.427)      (0.444)      (0.450)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.070       $11.220      $11.090      $10.850      $11.100
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.34%         4.99%        6.23%        1.74%        3.91%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $9,971        $9,170       $9,579       $8,606       $8,074
Ratio of expenses to average net assets                                 1.68%         1.69%        1.70%        1.74%        1.70%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.69%        1.70%        1.74%        1.70%
Ratio of net investment income to average net assets                    3.68%         3.71%        3.88%        4.01%        4.11%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.67%         3.71%        3.88%        4.01%        4.11%
Portfolio turnover                                                         8%            8%          13%          30%          36%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Idaho Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.630       $11.490      $11.140      $11.320      $11.260

Income (loss) from investment operations:

Net investment income                                                   0.449         0.452        0.478        0.497        0.522
Net realized and unrealized gain (loss) on investments                 (0.180)        0.140        0.353       (0.181)       0.059
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.269         0.592        0.831        0.316        0.581
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.449)       (0.452)      (0.481)      (0.496)      (0.521)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.449)       (0.452)      (0.481)      (0.496)      (0.521)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.450       $11.630      $11.490      $11.140      $11.320
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        2.40%         5.25%        7.58%        2.81%        5.36%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $62,808       $60,554      $55,572      $51,682      $45,108
Ratio of expenses to average net assets                                 0.85%         0.87%        0.97%        0.93%        1.00%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.98%         0.98%        0.97%        1.00%        1.03%
Ratio of net investment income to average net assets                    3.95%         3.92%        4.21%        4.36%        4.69%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.82%         3.81%        4.21%        4.29%        4.66%
Portfolio turnover                                                        15%           27%          13%          18%          11%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                              (continues)     45

Financial highlights


Delaware Tax-Free Idaho Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.610       $11.480      $11.130      $11.310      $11.250

Income (loss) from investment operations:

Net investment income                                                   0.364         0.366        0.393        0.412        0.439
Net realized and unrealized gain (loss) on investments                 (0.180)        0.130        0.353       (0.181)       0.059
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.184         0.496        0.746        0.231        0.498
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.364)       (0.366)      (0.396)      (0.411)      (0.438)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.364)       (0.366)      (0.396)      (0.411)      (0.438)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.430       $11.610      $11.480      $11.130      $11.310
                                                                      _______       _______      _______      _______      _______

Total return (1)
                                                                        1.64%         4.39%        6.79%        2.05%        4.58%
Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $7,892       $10,911      $13,044      $16,801      $14,809
Ratio of expenses to average net assets                                 1.60%         1.62%        1.72%        1.68%        1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.73%         1.73%        1.72%        1.75%        1.78%
Ratio of net investment income to average net assets                    3.20%         3.17%        3.46%        3.61%        3.94%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.07%         3.06%        3.46%        3.54%        3.91%
Portfolio turnover                                                        15%           27%          13%          18%          11%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free Idaho Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      8/31/06       8/31/05      8/31/04      8/31/03      8/31/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.630       $11.490      $11.130      $11.310      $11.250

Income (loss) from investment operations:

Net investment income                                                   0.364         0.366        0.393        0.413        0.439
Net realized and unrealized gain (loss) on investments                 (0.190)        0.140        0.362       (0.181)       0.059
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.174         0.506        0.755        0.232        0.498
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions from:

Net investment income                                                  (0.364)       (0.366)      (0.395)      (0.412)      (0.438)
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (0.364)       (0.366)      (0.395)      (0.412)      (0.438)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $11.440       $11.630      $11.490      $11.130      $11.310
                                                                      _______       _______      _______      _______      _______

Total return (1)                                                        1.56%         4.47%        6.87%        2.05%        4.57%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $13,430       $15,678      $15,041      $16,296       $9,829
Ratio of expenses to average net assets                                 1.60%         1.62%        1.72%        1.68%        1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.73%         1.73%        1.72%        1.75%        1.78%
Ratio of net investment income to average net assets                    3.20%         3.17%        3.46%        3.61%        3.94%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           3.07%         3.06%        3.46%        3.54%        3.91%
Portfolio turnover                                                        15%           27%          13%          18%          11%
___________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements


Delaware Western States Funds

August 31, 2006


Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Voyageur Mutual Funds, Voyageur Insured Funds and Voyageur Mutual Funds II are individually referred to as a "Trust" and collectively as the "Trusts". These financial statements and related notes pertain to Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Idaho Fund (each a "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid a commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Idaho Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Funds' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds' financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                           Delaware Tax-Free   Delaware Tax-Free Delaware Tax-Free Delaware Tax-Free
                                                          Arizona Insured Fund  California Fund    Colorado Fund      Idaho Fund
                                                          ____________________ _________________ _________________ _________________

On the first $500 million                                        0.500%              0.550%           0.550%            0.550%
On the next $500 million                                         0.475%              0.500%           0.500%            0.500%
On the next $1.5 billion                                         0.450%              0.450%           0.450%            0.450%
In excess of $2.5 billion                                        0.425%              0.425%           0.425%            0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below:

                                                           Delaware Tax-Free   Delaware Tax-Free Delaware Tax-Free Delaware Tax-Free
                                                          Arizona Insured Fund  California Fund    Colorado Fund      Idaho Fund
                                                          ____________________ _________________ _________________ _________________

Operating expense limitation as a percentage of average
     daily net assets (per annum)                                0.53%                0.63%            0.68%             0.60%
Expiration Date                                                12/29/05             12/29/05         12/29/05          12/29/05
Effective December 30, 2005, operating expense
     limitation as a percentage of average
     daily net assets (per annum)                                0.50%                0.63%            0.68%             0.60%
Expiration Date                                                12/31/06             12/31/06         12/31/06          12/31/06


Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of such Fund's average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2006, each Fund had liabilities payable to affiliates as follows:

                                                           Delaware Tax-Free   Delaware Tax-Free Delaware Tax-Free Delaware Tax-Free
                                                          Arizona Insured Fund  California Fund    Colorado Fund      Idaho Fund
                                                          ____________________ _________________ _________________ _________________

Investment management fees payable to DMC                      $43,674              $38,533           $122,041          $25,653
Dividend disbursing, transfer agent, accounting and
     administration fees and other expenses payable to DSC      11,588                7,071             21,556            6,920
Distribution fees payable to DDLP                               48,666               38,929             70,257           31,444
Other expenses payable to DMC and affiliates*                    5,223                3,515             10,345            3,644

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis.
 Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services, including internal legal services provided to the Fund by DMC employees. For the year ended August 31, 2006, each Fund was charged internal legal services provided by DMC as follows:

                                             Delaware Tax-Free     Delaware Tax-Free   Delaware Tax-Free  Delaware Tax-Free
                                            Arizona Insured Fund    California Fund      Colorado Fund       Idaho Fund
                                            ____________________   _________________   _________________  _________________

                                                   $9,071               $5,443             $16,165             $5,000


For the year ended August 31, 2006, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                             Delaware Tax-Free     Delaware Tax-Free   Delaware Tax-Free  Delaware Tax-Free
                                            Arizona Insured Fund    California Fund      Colorado Fund       Idaho Fund
                                            ____________________   _________________   _________________  _________________

                                                  $23,782               $23,707             $29,163            $17,690


                                                              (continues)     49

Notes to financial statements


Delaware Western States Funds


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended August 31, 2006, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                                 Delaware Tax-Free    Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________

Class A                                             $   254               $   115                $    -              $10,600
Class B                                              13,849                15,636                 5,460               15,695
Class C                                                 495                   985                 1,241                1,827

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                 Delaware Tax-Free    Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________

Purchases                                           $12,426,111          $28,827,769           $22,014,377          $14,974,633
Sales                                                16,638,732           12,474,363            30,616,811           12,536,198


At August 31, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________

Cost of investments                                $147,148,873          $96,725,914           $258,012,626         $81,309,597
                                                   ____________          ___________           ____________         ___________

Aggregate unrealized appreciation                  $  7,613,628          $ 4,562,456           $ 15,804,832         $ 2,528,199
Aggregate unrealized depreciation                       (35,568)             (33,302)               (42,320)            (66,594)
                                                   ____________          ___________           ____________         ___________

Net unrealized appreciation                        $  7,578,060          $ 4,529,154           $ 15,762,512         $ 2,461,605
                                                   ____________          ___________           ____________         ___________

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2006 and 2005 was as follows:

                                                Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________
Year Ended 8/31/06

Tax-exempt income                                   $6,300,495            $3,593,780           $12,306,600           $3,237,136

Year Ended 8/31/05

Tax-exempt income                                   $5,887,149            $2,275,968           $12,970,896           $3,115,032
Long-term capital gain                                 261,925                     -                     -                    -
                                                    __________            __________           ___________           __________

Total                                               $6,149,074            $2,275,968           $12,970,896           $3,115,032
                                                    __________            __________           ___________           __________

As of August 31, 2006, the components of net assets on a tax basis were as follows:

                                                Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund          Idaho Fund
                                               ____________________   __________________    _________________    _________________

Shares of beneficial interest                      $151,165,752         $ 99,902,382           $270,088,355         $82,099,813
Undistributed tax-exempt income                               -                1,300                      -                   -
Other temporary differences                                   -                    -                      -             (11,301)
Post-October losses                                           -                    -                      -             (78,222)
Capital loss carryforwards                           (2,745,965)*           (752,207)            (8,886,283)           (341,861)
Unrealized appreciation of investments                7,578,060            4,529,154             15,762,512           2,461,605
                                                   ____________         ____________           ____________         ___________

Net assets                                         $155,997,847         $103,680,629           $276,964,584         $84,130,034
                                                   ____________         ____________           ____________         ___________

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the
 Internal Revenue Code due to the fund reorganization with Delaware Tax-Free Arizona Fund (see Note 6).

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through August 31, 2006 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2006, the Funds recorded the following reclassifications:

                                                                     Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free
                                                                    Arizona Insured Fund     Colorado Fund          Idaho Fund
                                                                    ____________________   __________________    _________________

Undistributed (distributions in excess of)
     net investment income                                                $ 20,294              $(7,901)             $(2,450)
Accumulated net realized gain (loss)                                             -                7,901                2,450
Paid-in capital                                                            (20,294)                   -                    -


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at August 31, 2006 will expire as follows:

                                                Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                                               Arizona Insured Fund    California Fund        Colorado Fund         Idaho Fund
                                               ____________________   __________________    _________________    _________________

2008                                               $  985,821              $      -            $        -            $      -
2009                                                        -               746,168             2,054,025             151,477
2010                                                        -                     -                     -             166,949
2011                                                   78,759                 6,039                     -                   -
2012                                                1,681,385                     -             4,571,043                   -
2013                                                        -                     -                57,695                   -
2014                                                        -                     -             2,203,520              23,435
                                                   __________              ________            __________            ________

Total                                              $2,745,965              $752,207            $8,886,283            $341,861
                                                   __________              ________            __________            ________

For the year ended August 31, 2006, the Funds utilized capital loss carryforwards as follows:

                                        Delaware Tax-Free     Delaware Tax-Free
                                       Arizona Insured Fund    California Fund
                                       ____________________   _________________

Capital loss carryforward utilized           $43,501               $54,668

                                                              (continues)     51

Notes to financial statements


Delaware Western States Funds


5. Capital Shares

Transactions in capital shares were as follows:

                                                                                   Delaware Tax-Free           Delaware Tax-Free
                                                                                 Arizona Insured Fund           California Fund
                                                                                ________________________    _______________________

                                                                                       Year Ended                 Year Ended
                                                                                 8/31/06      8/31/05        8/31/06      8/31/05

Shares sold:
     Class A                                                                       971,193       596,855     2,142,834    1,654,876
     Class B                                                                        12,623        38,240        81,632      103,646
     Class C                                                                       107,731       108,394       376,829      310,646

Shares issued in connection with reorganization*:
     Class A                                                                             -     1,668,528             -    2,134,239
     Class B                                                                             -       599,233             -      547,132
     Class C                                                                             -       271,696             -      118,422

Shares issued upon reinvestment of dividends and distributions:
     Class A                                                                       249,650       233,045       117,718       55,362
     Class B                                                                        25,147        23,191        28,142       20,826
     Class C                                                                        15,949        15,658        21,715       11,984
                                                                                __________    __________    __________   __________

                                                                                 1,382,293     3,554,840     2,768,870    4,957,133
                                                                                __________    __________    __________   __________

Shares repurchased:
     Class A                                                                    (1,309,086)   (1,559,821)     (881,647)    (789,011)
     Class B                                                                      (236,154)     (187,131)     (389,023)    (391,206)
     Class C                                                                      (151,943)     (235,801)     (128,171)     (95,803)
                                                                                __________    __________    __________   __________

                                                                                (1,697,183)   (1,982,753)   (1,398,841)  (1,276,020)
                                                                                __________    __________    __________   __________

Net increase (decrease)                                                           (314,890)    1,572,087     1,370,029    3,681,113
                                                                                __________    __________    __________   __________


                                                                                   Delaware Tax-Free           Delaware Tax-Free
                                                                                     Colorado Fund                Idaho Fund
                                                                                ________________________    _______________________

                                                                                       Year Ended                 Year Ended
                                                                                 8/31/06       8/31/05      8/31/06       8/31/05
Shares sold:
     Class A                                                                     1,253,924     1,352,576       909,746      787,185
     Class B                                                                         3,073        80,929        10,946       32,777
     Class C                                                                       184,841       124,689       148,802      276,422

Shares issued upon reinvestment of dividends and distributions:
     Class A                                                                       669,689       665,732       140,782      127,188
     Class B                                                                        18,549        23,640        16,261       18,318
     Class C                                                                        22,293        21,109        25,408       24,780
                                                                                __________    __________    __________   __________

                                                                                 2,152,369     2,268,675     1,251,945    1,266,670
                                                                                __________    __________    __________   __________

Shares repurchased:
     Class A                                                                    (2,621,749)   (2,870,841)     (770,258)    (542,673)
     Class B                                                                      (203,332)     (299,511)     (276,018)    (247,933)
     Class C                                                                      (123,594)     (192,223)     (348,933)    (261,721)
                                                                                __________    __________    __________   __________

                                                                                (2,948,675)   (3,362,575)   (1,395,209)  (1,052,327)
                                                                                __________    __________    __________   __________

Net increase (decrease)                                                           (796,306)   (1,093,900)     (143,264)     214,343
                                                                                __________    __________    __________   __________
*See note 6

For the years ended August 31, 2006 and 2005, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the Statements of Changes in Net Assets.

                                                              Year Ended                           Year Ended
                                                               8/31/06                               8/31/05
                                                    ________________________________     ________________________________

                                                    Class B     Class A                  Class B     Class A
                                                    Shares      Shares       Value       Shares      Shares       Value
                                                    _______     _______    _________     _______     _______    _________

Delaware Tax-Free Arizona Insured Fund               71,582      71,646   $  812,252      40,161      40,197   $  460,050
Delaware Tax-Free California Fund                   166,547     167,211    1,896,023      99,446      99,804    1,132,607
Delaware Tax-Free Colorado Fund                     101,489     101,560    1,116,940     179,542     179,584    1,993,160
Delaware Tax-Free Idaho Fund                         62,906      62,842      719,818      43,515      43,479      501,442


6. Fund Reorganization

Effective April 11, 2005, Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund, respectively, each an open-end investment company, pursuant to Plans and Agreements of Reorganization (the "Reorganizations"). The shareholders of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund received shares of the respective class of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund, respectively, equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund.

The Reorganizations were treated as non-taxable events and, accordingly, each of Delaware Tax-Free Arizona Insured Fund's and Delaware Tax-Free California Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund as of the close of business on April 8, 2005, were as follows:

                                                                      Net Unrealized     Accumulated Net
                                                       Net Assets      Appreciation     Realized Gain/Loss
                                                      ___________     ______________    __________________

Delaware Tax-Free Arizona Fund                        $28,887,777       $1,078,069        $(3,053,750)*
Delaware Tax-Free California Insured Fund              31,492,746        1,782,779                  -

*Includes prior year capital loss carryforwards

The net assets of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund prior to the Reorganizations were $134,516,468 and $46,891,287, respectively. The combined net assets of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund after the Reorganization were $163,404,245 and $78,384,033, respectively.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2006, or at any time during the year then ended.

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then

                                                                (continues)   53

Notes to financial statements


Delaware Western States Funds


8. Credit and Market Risk (continued)

deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investor's Service, Inc., Standard & Poor's Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. At August 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under each Fund's Liquidity Procedures.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2006, each Fund designates distributions paid during the year as follows:

                                                                 (A)
                                                              Long Term                 (B)
                                                            Capital Gains            Tax-Exempt              Total
                                                            Distributions          Distributions         Distributions
                                                             (Tax Basis)            (Tax Basis)           (Tax Basis)
                                                            _____________          _____________         _____________

Delaware Tax-Free Arizona Insured Fund                           0%                     100%                 100%
Delaware Tax-Free California Fund                                0%                     100%                 100%
Delaware Tax-Free Colorado Fund                                  0%                     100%                 100%
Delaware Tax-Free Idaho Fund                                     0%                     100%                 100%

(A) and (B) are based on a percentage of each Fund's total distributions.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Voyageur Insured Funds - Delaware Tax-Free
Arizona Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free
California Fund and Delaware Tax-Free Idaho Fund
Voyageur Mutual Funds II - Delaware Tax-Free
Colorado Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Insured Fund (one of the series constituting Voyageur Insured Funds), Delaware Tax-Free California Fund and Delaware Tax-Free Idaho Fund (two of the series constituting Voyageur Mutual Funds), and Delaware Tax-Free Colorado Fund (the sole series of Voyageur Mutual Funds II) (the "Funds") as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Arizona Insured Fund of Voyageur Insured Funds, the Delaware Tax-Free California Fund and Delaware Tax-Free Idaho Fund of Voyageur Mutual Funds, and the Delaware Tax-Free Colorado Fund of Voyageur Mutual Funds II at August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
October 11, 2006

Other Fund information


Delaware Western States Funds


Board Consideration of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund Investment Advisory Agreements

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Idaho Fund (each a "Fund" and collectively the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods ended January 31, 2006. The Board noted its objective that each Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for each Fund and the Board's view of such performance.

Delaware Tax-Free Arizona Insured Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional Arizona municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the five and 10 year periods was in the first quartile. The Board was satisfied with such performance.

Other Fund information


Delaware Western States Funds


Board Consideration of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund Investment Advisory Agreements (continued)

Delaware Tax-Free California Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three, five and 10 year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

Delaware Tax-Free Colorado Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional Colorado municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the five and 10 year periods was in the second quartile. The Board was satisfied with such performance.

Delaware Tax-Free Idaho Fund - The Performance Universe for the Fund consisted of the Fund and all retail and institutional other states municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the three, five and 10 year periods was in the first quartile. The Board was satisfied with such performance.

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for each Fund and the Board's view of such expenses.

Delaware Tax-Free Arizona Insured Fund - The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through December 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective. Delaware Tax-Free Arizona Insured Fund - The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through December 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Delaware Tax-Free California Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Tax-Free Colorado Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were ranked fourth of the four funds in its Expense Group. The Board noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through December 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Delaware Tax-Free Idaho Fund - The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to

                                                              (continues)     57

Other Fund information


Delaware Western States Funds


Board Consideration of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund Investment Advisory Agreements (continued)

meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Funds and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.




                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments.(2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                      Owner -                    83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                 Strategic Financial Planning                    Chairperson - Andy
      19103                                                             Consulting Firm                           Warhol Foundation
                                                                        (1983-Present)
 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________



                                                              (continues)     59



                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

Michael P. Bishof           Senior           Chief Financial      Michael P. Bishof has served in      83                None (3)
2005 Market Street      Vice President        Officer since        various executive capacities
 Philadelphia, PA            and              February 2005            at different times at
      19103             Chief Financial                                Delaware Investments.
                            Officer
August 18, 1962
____________________________________________________________________________________________________________________________________

 David F. Connor        Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA        Counsel, and          and Secretary             General Counsel of
      19103               Secretary               since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

David P. O'Connor         Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Simplify your life.


Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(915)                                                         Printed in the USA
AR-WEST [8/06] CGI 10/06                                    MF-06-09-026 PO11259

Item 2.  Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $17,500 for the fiscal year ended August 31, 2006.




____________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $19,800 for the fiscal year ended August 31, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $28,300 for the registrant's fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,875 for the registrant's fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $3,300 for the fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $3,800 for the fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.


______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $257,120 and $209,035 for the registrant's fiscal years ended August 31, 2006 and August 31, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5.  Audit Committee of Listed Registrants

     Not applicable.

Item 6.  Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Voyageur Mutual Funds II


PATRICK P. COYNE
________________________________

By:     Patrick P. Coyne
Title:  Chief Executive Officer
Date:   November 6, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
________________________________

By:     Patrick P. Coyne
Title:  Chief Executive Officer
Date:   November 6, 2006


RICHARD SALUS
________________________________

By:     Richard Salus
Title:  Chief Financial Officer
Date:   November 6, 2006